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                              ARTICLES OF INCORPORATION

                                          OF

                               MIDCONTINENT REIT, INC.


THIS IS TO CERTIFY THAT:
                                      ARTICLE I

                                     INCORPORATOR

    The undersigned, Bruce P. Golden, whose address is Three First National Plaza, Suite 3500, Chicago, Illinois 60602, Chicago, Illinois, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

                                      ARTICLE II

                                         NAME

    The name of the corporation ("Corporation") is:

                               MidContinent REIT, Inc.

                                     ARTICLE III

                                PURPOSE OF CORPORATION

    The purpose for which the Corporation is formed. and the business or objects to be carried on and promoted by it within the State of Maryland or elsewhere, is to engage in any lawful act or activity for which corporations may be formed under the Maryland General Corporation Law, as now or hereafter in force, to do everything necessary, proper, advisable and convenient to accomplish the purposes herein set forth, and to do all other things incidental thereto or connected therewith which are not forbidden by the laws of the State of Maryland as now or hereafter in force or by these Articles of Incorporation.

    Without limiting the generality of the foregoing, the Corporation may engage in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code"). For purposes of these Articles of Incorporation, "REIT" shall mean a real estate investment trust as described in the Code.

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                                      ARTICLE IV
                     PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

    The post office address of the principal office of the Corporation in the State of Maryland is c/o The Prentice-Hall Corporation System, Maryland, 11 E. Chase St., Baltimore, MD 21202. The name of the resident agent of the Corporation in the State of Maryland is The Prentice-Hall Corporation System, Maryland, 11 E. Chase St., Baltimore, MD 21202. The resident agent is a corporation in the State of Maryland.

                                      ARTICLE V
                                    CAPITAL STOCK

    Section 1. AUTHORIZED SHARES. The total number of shares of stock which the Corporation has authority to issue is 60,000,000 shares, of which 50,000,000 are shares of Common Stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares are shares of Series Preferred Stock, par value $.001 per share ("Preferred Stock''). The aggregate par value of all authorized shares of stock having par value is $60,000.00.

    Section 2. VOTING RIGHTS. Subject to the provisions of Article VII regarding Excess Stock (as such item is defined therein), each share of Common Stock shall entitle the holder thereof to one vote.

    Section 3. ISSUANCE OF PREFERRED STOCK. The Preferred Stock may be issued, from time to time, in one or more series as authorized by the Board of Directors. Prior to issuance of shares of each series of Preferred Stock, the Board or Directors by resolution shall distinguish it from all other series of Preferred Stock and classes of capital stock of the corporation, shall specify the number of shares to be included in that series of Preferred Stock and, subject to the provisions of Article VII regarding Excess Stock, shall set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption. Subject to the express terms of any other series of Preferred Stock outstanding at the time and notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease the number of shares of any series of Preferred Stock by setting or changing, in any one or more respects from time to time before issuing the shares, and, subject to the provisions of Article VII regarding Excess Stock, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the shares of any series of Preferred Stock.

    Section 4. ARTICLES OF INCORPORATION AND BYLAWS. All persons who shall acquire stock in the Corporation at any time and from time to time shall acquire the same subject to the provisions of these Articles of Incorporation and the Bylaws of the Corporation.


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                                      ARTICLE VI

                          PROVISIONS FOR DEFINING, LIMITING
                         AND REGULATING CERTAIN POWERS OF THE
                  CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

    Section 1. NUMBER AND CERTIFICATION. The number of directors of the Corporation initially shall be three, which number may be increased or decreased pursuant to the Bylaws of the Corporation; provided, however, that (a) if there is stock outstanding and so long as there are three or more stockholders, the number of directors shall never be less than three and (b) if there is stock outstanding and so long as there are less than three stockholders, the number of directors may be less than three but not less than the number of stockholders. The names of the directors who shall serve effective immediately and until the first annual meeting of stockholders and until their successors are duly elected and shall qualify are:

                                    Martin Barber
                                  John S. Gates, Jr.
                                  Robert L. Stovall

    At the first annual meeting of stockholders, and at each annual meeting thereafter, the stockholders shall elect the directors who shall serve until their successors are duly elected and shall qualify.

    Section 2. REMOVAL. A director may be removed, with or without cause, by the stockholders upon the affirmative vote of a majority of all of the votes entitled to be cast for the election of directors. A director may be removed, with or without cause, by the Board of Directors upon the affirmative vote of a majority of the then acting directors. A special meeting of the stockholders or the Board of Directors may be called, in accordance with the Bylaws of the Corporation, for the purpose of removing a director.

    Section 3. AUTHORIZATION BY BOARD OF CAPITAL STOCK ISSUANCE. The Board of Directors of the Corporation may authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors in its sole discretion may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in these Articles of Incorporation or the Bylaws of the Corporation or in the general laws of the State of Maryland.

    Section 4. PREEMPTIVE RIGHTS. Except as may be provided by the Board of Directors in authorizing the issuance of shares of Preferred Stock pursuant to Article V, Section 3, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of the stock of the Corporation or any other security of the Corporation which it may issue or sell.


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    Section 5.     INDEMNIFICATION.  The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse expenses under the procedure provided by such Maryland law in advance of final disposition of a proceeding to, (i) any individual who is a present or former director or officer of the Corporation or (ii) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The Corporation shall have the power, with the approval of its Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

    Section 6. ADVISOR AGREEMENTS. Subject to such approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization (the "Advisor") shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

    Section 7. RELATED PARTY TRANSACTIONS. Without limiting any other procedures available by law or otherwise to the Corporation, the Board of Directors may authorize any agreement of the character described in Section 6 of this Article VI or other transaction with any person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the directors or officers of the Corporation may be a party to any such agreement or an officer, director, stockholder or member of such other party, and no such agreement or transaction shall be invalidated or rendered void or voidable solely by reason of the existence of any such relationship if the existence is disclosed or known to the Board of Directors, and the contract or transaction is approved by the affirmative vote of a majority of the disinterested directors, even if they constitute less than a quorum of the Board. Any director of the Corporation who is also a director, officer, stockholder or member of such other entity may be counted in determining the existence of a quorum at any meeting of the Board of Directors considering such matter.

    Section 8. DETERMINATION BY BOARD. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its


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stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation, and any matters relating to the acquisition, holding and disposition of any assets by the Corporation.

    Section 9. RESERVED POWERS OF BOARD. The enumeration and definition of particular powers of the Board of Directors included in this Article VI shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of these Articles of Incorporation, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the general laws of the State of Maryland as now or hereafter in force.

                                     ARTICLE VII

                               RESTRICTION ON TRANSFER
                         ACQUISITION AND REDEMPTION OF SHARES

    Section 1. DEFINITIONS. For the purpose of this Article VII, the following terms shall have the following meanings:

         "Beneficial Ownership" shall mean ownership of Equity Stock (as hereinafter defined) by a Person (as hereinafter defined) who would be treated as an owner of such Equity Stock under Section 542(a)(2) of the Code or any successor statute either directly or constructively through the application of
Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code or any successor statute. The terms "Beneficial Owner," Beneficially Owns," "Beneficially Own" and "Beneficially Owned" shall have the correlative meanings.

         "Beneficiary" shall mean the beneficiary of the Trust (as hereinafter defined) as determined pursuant to Section 19 of this Article VII.

         "Debt" shall mean indebtedness of (i) the Corporation or (ii) any subsidiary thereof.

         "Equity Stock" shall mean capital stock that is either Common Stock or Preferred Stock.

         "Market Price" shall mean the last reported sales price reported on the New York Stock Exchange of Common Stock or Preferred Stock, as the case may be, on the trading day immediately preceding the relevant date, or if not then traded on the New York Stock Exchange,


                                         -5-


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the last reported sales price of the Common Stock or Preferred Stock, as the case may be, on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock or Preferred Stock, as the case may be, may be traded, or if not then traded over any exchange or quotation system, then the market price of the Common Stock or Preferred Stock, as the case may be, on the relevant date as determined in good faith by the Board of Directors of the Corporation.

         "Ownership Limit" shall initially mean 9.8%, in number of shares or value, of the outstanding Equity Stock of the corporation, and after any adjustment as set forth in Section 10 of this Article VII, shall mean such greater percentage of the outstanding Equity Stock as so adjusted. The number and value of shares of the outstanding Equity Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

         "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a)) or 501(c)(17) of the Code or any successor statutes), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code or any successor statute, association, private foundation within the meaning of Section 509(a) of the Code or any successor statute, joint stock company or other entity; but does not include an underwriter which participated in the Public Offering of the Common Stock and or in any subsequent public offering registered under the Act of any capital stock of the Corporation for a period of 30 days following the purchase by such underwriter of the Common Stock and/or capital stock.

         "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock (as defined in Section 3 of this Article VII), the purported beneficial transferee for whom the Purported Record Transferee (as hereinafter defined) would have acquired shares of Equity Stock, if such transfer had been valid under Section 2 of this Article VII.

         "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock, the record Holder of the Equity Stock if such transfer had been valid under Section 2 of this Article VII.

         "Restriction Termination Date" shall mean the first day on which the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

         "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Stock, but excluding the exchange of Debt for Equity Stock), whether by operation of law or otherwise. The terms "Transfers" and "Transferred" shall have the correlative meanings.


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         "Trust" shall mean the trust created pursuant to Section 15 of this
Article VII.

         "Trustee" shall mean the Corporation as trustee for the Trust, and any successor trustee appointed by the Corporation.

    Section 2. OWNERSHIP LIMITATION. (i) Except as provided in Section 12 of this Article VII, until the Restriction Termination Date, no Person shall Beneficially own shares of Common Stock and/or Preferred Stock in excess of the Ownership Limit.

              (ii) Except as provided in Section 11 of this Article VII, prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning Common Stock and/or Preferred Stock in excess of the Ownership Limit shall be void AB INITIO as to the Transfer of such shares of Common Stock and/or Preferred Stock which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such shares of Common Stock and/or Preferred Stock.

              (iii) Except as provided in Section 11 of this Article VII, prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Common Stock and/or Preferred Stock being Beneficially Owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void AB INITIO as to the Transfer of such shares of Common Stock and/or Preferred Stock which would be otherwise Beneficially Owned by the transferee; and the intended transferee shall acquire no rights in such shares of Common Stock and/or Preferred Stock.

              (iv) Prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code or any successor statute shall be void AB INITIO as to the Transfer of the shares of Common Stock and/or Preferred Stock which would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code or any successor statute; and the intended transferee shall acquire no rights in such shares of Common Stock and/or Preferred Stock.

    Section 3. EXCESS STOCK. (i) If, notwithstanding the other provisions contained in this Article VII, at any time prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Corporation (except for a change resulting from the exchange of Debt for Equity Stock) such that any Person would Beneficially Own Common Stock and/or Preferred Stock in excess of the Ownership Limit, then, except as otherwise provided in Section 11, such shares of Common Stock and/or Preferred Stock in excess of such Ownership Limit (rounded up to the nearest whole share) shall constitute "Excess Stock" and be treated as provided in this Article VII. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure (except for a change resulting from the exchange of Debt for Equity Stock).


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              (ii)  If, notwithstanding the other provisions contained in this
Article VII, at any time prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Corporation (except for a change resulting from the exchange of Debt for Equity Stock) which, if effective, would cause the corporation to become "closely held" within the meaning of Section 856(h) of the Code or any successor statute, then the shares of Common Stock and/or Preferred Stock being Transferred which would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code or any successor statute (rounded up to the nearest whole share) shall constitute Excess Stock and be treated as provided in this Article VII. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure (except for a change resulting from the exchange of Debt for Equity Stock).

              (iii) The Ownership Limit shall not apply to the acquisition of shares of Common Stock or Preferred Stock by an underwriter in a public offering of such shares or in any transaction involving the issuance of shares of capital stock by the Corporation in which the Board of Directors determines that the underwriter or another person initially acquiring such shares will timely distribute such shares to others such that following such distribution none of such shares will be Excess Stock.

    Section 4. PREVENTION OF TRANSFER. If the Board of Directors or its designee shall at any time determine in good faith that a Transfer has taken place in violation of Section 2 of this Article VII or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any shares of stock of the Corporation in violation of Section 2 of this Article VII, the Board of Directors or its designee shall taken such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation, directing the Corporation's transfer agent and/or registrar to refuse to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such transfer; provided, however, that any Transfers or attempted Transfers in violation of subparagraphs Section 2(ii) and (iv) of this
Article VII shall automatically result in the designation and treatment described in Section 3 irrespective of any action (or non-action) by the Board of Directors or its designee.

    Section 5. NOTICE TO CORPORATION. Any Person who acquires or attempts to acquire shares in violation of Section 2 of this Article VII, or any Person who is a transferee such that Excess Stock results under Section 3 of this
Article VII, shall immediately give written notice or, in the event of a proposed or attempted Transfer, give at least 15 days prior written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation's status as a REIT.

    Section 6. INFORMATION FOR CORPORATION. Prior to the Restriction Termination Date:

              (i) every Beneficial Owner of more than 5.0% (or such other percentage, between 1/2 of 1% and 5%, as provided in the regulations of the Internal Revenue Service promulgated under the Code) of the number or value of outstanding shares of Equity Stock of the


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Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares Beneficially Owned, and a description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT.

              (ii) each Person who is a Beneficial Owner of Common Stock and/or Preferred Stock and each Person (including the stockholder of record) who is holding Common Stock and/or Preferred Stock for a Beneficial Owner shall provide to the Corporation such information that the Corporation may reasonably request in order to determine the Corporation's status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

    Section 7. OTHER ACTION BY BOARD. Nothing contained in this Article VII shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT.

    Section 8. AMBIGUITIES. In the case of an ambiguity in the application of any of the provisions of this Article VII, including any definition contained in Section 1, the Board of Directors shall have the power to determine the application of the provisions of this Article VII with respect to any situation based on the facts known to it.

    Section 9. INCREASE IN OWNERSHIP LIMIT. Subject to the limitations provided in Section 10 of this Article VII, the Board of Directors may from time to time increase the Ownership Limit.

    Section 10. LIMITATIONS ON CHANGES IN OWNERSHIP LIMIT. (i) The Ownership Limit may not be increased if, after giving effect to such increase, five Beneficial Owners of Common Stock could Beneficially Own, in the aggregate, more than 50% in number or value of the outstanding shares of Equity Stock.

              (ii) Prior to the modification of the Ownership Limit pursuant to Section 9 of this Article VII, the Board of Directors of the Corporation shall require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary to advisable in order to ensure the Corporation's status as a REIT will not be affected.

    Section 11. EXEMPTIONS BY BOARD. The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Directors and upon at least 15 days written notice from a Transferee prior to a proposed Transfer which, if consummated, would result in the intended Transferee owning shares in excess of Ownership Limit and upon such other conditions as the Board of Directors may direct, may exempt a Person from the Ownership Limit.


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    Section 12.    LEGEND.  Each certificate for shares of Common Stock and for shares of Preferred Stock shall bear substantially the following legend:

    The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Articles of Incorporation of the Corporation, no Person may Beneficially Own shares of Common Stock and/or Preferred Stock in excess of 9.8% (or such greater percentage as may be determined by the Board of Directors of the Corporation) of the number or value of the outstanding Equity Stock of the Corporation. Any Person who attempts or proposes to Beneficially Own shares of Common Stock and/or Preferred Stock in excess of the above limitation must notify the Corporation in writing at least 15 days prior to such proposed or attempted transfer. All capitalized terms in this legend have the meanings defined in the Articles of Incorporation of the Corporation, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the securities represented hereby will be designated and treated as shares of Excess Stock which will be held in trust by the Corporation.

    Section 13. SEVERABILITY. If any provision of this Article VII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

    Section 14. TRUST FOR EXCESS STOCK. Upon any purported Transfer that results in Excess Stock pursuant to Section 3 of this Article VII, such Excess Stock shall be deemed to have been transferred to the Corporation, as Trustee of a Trust for the benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section 18 of this
Article VII. Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Corporation. The Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a transferee of such Excess Stock upon the terms specified in Section 18 of this Article VII. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 18 of this Article VII.

    Section 15. NO DIVIDENDS OR DISTRIBUTIONS FOR EXCESS STOCK. Excess Stock shall not be entitled to any distributions or dividends. Any dividend or distribution paid prior to the discovery by the Corporation that the shares of Common Stock and/or Preferred Stock have been Transferred so as to be deemed Excess Stock shall be repaid to the Corporation upon demand.

    Section 16. LIQUIDATION DISTRIBUTIONS FOR EXCESS STOCK. Subject to the preferential rights of the Preferred Stock, if any, as may be determined by the Board of Directors of the Corporation, in the event of any voluntary or involuntary liquidation, dissolution or winding up

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of, or any other distribution of all or substantially all of the assets of, the
Corporation, each holder of shares of Excess Stock shall be entitled to receive, in the case of Excess Stock constituting Preferred Stock, ratably with each other holder of Preferred Stock and Excess Stock constituting Preferred Stock and, in the case of Excess Stock constituting Common Stock, ratably with each other holder of Common Stock and Excess Stock constituting Common Stock, that portion of the assets of the Corporation available for distribution to its stockholders as the number of shares of the Excess Stock held by such holder bears to the total number of shares of (i) Preferred Stock and Excess Stock then outstanding in the case of Excess Stock constituting Preferred Stock and (ii) Common Stock and Excess Stock then outstanding in the case of Excess Stock constituting Common Stock. The Corporation, as holder of the Excess Stock in trust, or if the Corporation shall have been dissolved, any trustee appointed by the Corporation prior to its dissolution, shall distribute ratably to the Beneficiaries of the Trust, when determined, any such assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of the Corporation.

    Section 17. VOTING RIGHTS FOR EXCESS STOCK. The holders of shares of Excess Stock shall not be entitled to vote on any matter.

    Section 18. NON-TRANSFERABILITY OF EXCESS STOCK. Excess Stock shall not be transferable. The Purported Record Transferee may freely designate a Beneficiary of an interest in the Trust (representing the number of shares of Excess Stock held by the Trust attributable to a purported Transfer that resulted in the Excess Stock), if (i) the shares of Excess Stock held in the Trust would not be Excess Stock in the hands of such Beneficiary and (ii) the Purported Beneficial Transferee does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Stock that exceeds
(x) the price per share such Purported Beneficial Transferee paid for the Common Stock and/or Preferred Stock, as the case may be, in the purported Transfer that resulted in the Excess Stock, or (y) if the Purported Beneficial Transferee did not give value for such Excess Stock (through a gift, devise or other transaction), a price per share equal to the Market Price for the shares of the Excess Stock on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Trust, the corresponding shares of Excess Stock in the Trust shall be automatically exchanged for an equal number of shares of Common Stock and/or Preferred Stock, as applicable, and such shares of Common Stock and/or Preferred Stock, as applicable, shall be transferred of record to the transferee of the interest in the Trust if such shares of Common Stock and/or Preferred Stock, as applicable, would not be Excess Stock in the hands of such transferee. Prior to any transfer of any interest in the Trust, the Purported Record Transferee must give advance notice to the Corporation of the intended transfer and the Corporation must have waived in writing its purchase rights under Section 20 of this Article VII.

         Notwithstanding the foregoing, if a Purported Beneficial Transferee receives a price for designating a Beneficiary of an interest in the Trust that exceeds the amounts allowable under this Section 19 of this Article VII, such Purported Beneficial Transferee shall pay, or cause such Beneficiary to pay such excess to the Corporation.

         If any of the foregoing restrictions on transfer of Excess Stock are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Purported Record Transferee may be deemed, at the option of the Company, to have acted as an agent of the Company in acquiring such Excess Stock and to hold such Excess Stock on behalf of the Company.

     Section 19. CALL BY CORPORATION ON EXCESS STOCK. Shares of Excess Stock shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Stock (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price of the Common Stock or Preferred Stock to which such Excess Stock relates on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Transfer which resulted in such Excess Stock and (ii) the date the Board of Directors determines in good faith that a Transfer resulting in Excess Stock has occurred, if the Corporation does not receive a notice of such Transfer pursuant to Section 5 of this Article VII but in no event later than a permitted Transfer pursuant to and in compliance with the terms of Section 18 of this Article VII.

    Section 20. INVALIDITY. If any provision of this Article VII or any application of such provision is determined to be invalid by any federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected except only to the extent necessary to comply with the determination of such court.

                                     ARTICLE VIII

                                      AMENDMENTS

     The Corporation reserves the right from time to time to make any amendment to these Articles of Incorporation, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles of Incorporation, of any shares of outstanding stock. Any amendment to these Articles of Incorporation shall be valid only if such amendment shall have been approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter except to the extent Maryland law requires a higher vote. All rights and powers conferred by these Articles of Incorporation on stockholders, directors and officers are granted subject to this reservation.

                                      ARTICLE IX

                               LIMITATION OF LIABILITY

     To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of these Articles of Incorporation or Bylaws of the Corporation inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                                      ARTICLE X

                          NOMINATION AND BUSINESS PROCEDURES

    At a meeting of the stockholders, no business shall be conducted which has not been properly brought before the meeting. To be properly brought before a meeting, business must be brought before the meeting by or at the direction of the Board of Directors or brought before the meeting by a stockholder. For business to be properly brought before a meeting by a stockholder, the Secretary of the Corporation must have received written notice not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or the public disclosure was made. In the case of stockholder nominations for election to the Board of Directors, the notice shall set forth (A) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (B) the Principal occupations or employment of each such nominee for the Past five (5) years, (C) the number of shares of the Corporation which are beneficially owned by each such nominee, (D) other directorships held by each such nominee, (E) the names of business entities of which each such nominee owns a ten Percent (10%) or more beneficial interest, and (F) all other information with respect to the nominees required by the Federal proxy rules in effect at the time the notice is submitted. In addition, the notice shall be accompanied by a statement, over the signature of each proposed nominee, that he consents to being a nominee, if elected he intends to serve as a director, and confirming the information with respect to him set forth in the notice. In the case of stockholder proposals other than the election of directors, the notice shall set forth (A) a brief description of the business to be brought before the meeting, (B) the name, age, business and residence address of the stockholder submitting the Proposal, (C) the principal occupation or employment of that stockholder, (D) the number of shares of the Corporation which are beneficially owned by the stockholder, and (E) any material interest of the stockholder in the business to be brought before the meeting. The Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a stockholder nomination or proposal was not made in accordance with the foregoing procedure and the defective nomination or Proposal shall be disregarded and the inspectors of election shall not count any votes cast in favor thereof. Notwithstanding anything in these Articles of Incorporation or the by-Laws of this Corporation to the contrary, no elections or other business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this ARTICLE.

    IN WITNESS WHEREOF, I have signed these Articles of Incorporation and have acknowledged the same to be my act and deed this on this 12th day of August, 1993.


                            /s/   Bruce P. Golden
                            ------------------------
                                  Bruce P. Golden

                             ARTICLES OF INCORPORATION OF

                               MIDCONTINENT REIT, INC.




APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND AUGUST 16, 1993 AT 1:32 O'CLOCK P.M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.

                             ----------------------------

    ORGANIZATION AND           RECORDING         SPECIAL
  CAPITALIZATION FEE PAID       FEE PAID         FEE PAID
         $20.00                  $20.00

                             ----------------------------
                                       D3714797

    IT IS HEREBY CERTIFIED, THAT THE WITHIN INSTRUMENT, TOGETHER WITH ALL INDORSEMENTS THEREON, HAS BEEN RECEIVED, APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

                            THE PRENTICE-HALL CORPORATION
                                   SYSTEM, MARYLAND

                                   11 E. CHASE ST.
                                 BALTIMORE, MD 21202


                                                      037C-07559B

                                                      A 4 3 0 6 61


                        RECORDED IN THE RECORDS OF THE

                        STATE DEPARTMENT OF ASSESSMENTS

                        AND TAXATION OF MARYLAND IN LIBER, FOLIO

                        ARTICLES OF AMENDMENT AND RESTATEMENT

                                          OF

                               MIDCONTINENT REIT, INC.

                                                           9/29/93   10:35

THIS IS TO CERTIFY THAT:


    FIRST:  MidContinent REIT, Inc., a Maryland corporation (the
"Corporation"), desires to amend and restate its Articles of Incorporation as currently in effect and as hereinafter amended.

    SECOND: The following provisions are all the provisions of the Articles of Incorporation currently in effect and as hereinafter amended:

                                      ARTICLE I

                                     INCORPORATOR

    The undersigned, Bruce P. Golden, whose address is Three First National Plaza, Suite 3500, Chicago, Illinois 60602, Chicago, Illinois, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

                                      ARTICLE II

                                         NAME

    The name of the Corporation is:

                          CenterPoint Properties Corporation

                                     ARTICLE III

                                PURPOSE OF CORPORATION

    The purpose for which the Corporation is formed and the business or objects to be carried on and promoted by it, within the State of Maryland or elsewhere, is to engage in any lawful act or activity for which corporations may be formed under the Maryland General Corporation Law, as now or hereafter in force, to do everything necessary, proper, advisable and convenient to accomplish the purposes herein set forth, and to do all other things incidental thereto or connected therewith which are not forbidden by the laws of the State of Maryland as now or hereafter in force or by these Articles of Incorporation.

    Without limiting the generality of the foregoing, the Corporation may engage in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code"). For purposes of these Articles of Incorporation, "REIT" shall mean a real estate investment trust as described in the Code.

                                      ARTICLE IV

                     PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

    The post office address of the principal office of the Corporation in the State of Maryland is c/o Prentice-Hall, Inc., 11 East Chase St., Baltimore, Maryland 21201. The name of the resident agent of the Corporation in the State of Maryland is Prentice-Hall, Inc., 11 East St., Baltimore, Maryland 21202. The resident agent is a corporation in the State of Maryland.

                                      ARTICLE V

                                    CAPITAL STOCK

    Section 1. AUTHORIZED SHARES. The total number of shares of stock which the Corporation has authority to issue is 60,000,000 shares, of which 50,000,000 are shares of Common Stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares are shares of Series Preferred Stock, par value $.001 per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $60,000.00

    Section 2. VOTING RIGHTS. Subject to the provisions of Article VII regarding Excess Stock (as such term is deemed therein), each share of Common Stock shall entitle the holder thereof to one vote.

    Section 3. ISSUANCE OF PREFERRED STOCK. The Preferred Stock may be issued, from time to time, in one or more series as authorized by the Board of Directors. Prior to issuance of shares of each series of Preferred Stock, the Board of Directors by resolution shall designate that series to distinguish it from all other series of Preferred Stock and classes of capital stock of the Corporation, shall specify the number of shares to be included in that series of Preferred Stock and, subject to the provisions of Article VII regarding Excess Stock, shall set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption. Subject to the express terms of any other series of Preferred Stock outstanding at the time and notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease the number of shares of any series of Preferred Stock by setting or changing, in any one or more respects, from time to time before issuing the shares, and, subject to the provisions of
Article VII regarding Excess Stock, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the shares of any series of Preferred Stock.

    Section 4. ARTICLES OF INCORPORATION AND BYLAWS. All persons who shall acquire stock in the Corporation at any time and from time to time shall acquire the same subject to the provisions of these Articles of Incorporation and the Bylaws of the Corporation.

                                      ARTICLE VI

                          PROVISIONS FOR DEFINING, LIMITING
                         AND REGULATING CERTAIN POWERS OF THE
                  CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

    Section 1. NUMBER AND CERTIFICATION. The number of directors of the Corporation initially shall be three, which number may be increased or decreased pursuant to the Bylaws of the Corporation; provided, however, that (a) if there is stock outstanding and so long as there are three or more stockholders, the number of directors shall never be less than three and (b) if there is stock outstanding and so long as there are less than three stockholders, the number of directors may be less than three but not less than the number of stockholders. The names of the directors who shall serve effective immediately and until the first annual meeting of stockholders and until their successors are duly elected and shall qualify are:

                                    Martin Barber
                                  John S. Gates, Jr.
                                  Robert L. Stovall

    At the first annual meeting of stockholders, and at each annual meeting thereafter, the stockholders shall elect the directors who shall serve until their successors are duly elected and shall qualify.

    Section 2. REMOVAL. A director may be removed, with or without cause, by the stockholders upon the affirmative vote of a majority of all of the votes entitled to be cast for the election of directors. A director may be removed, with or without cause, by the Board of Directors upon the affirmative vote of a majority of the then acting directors. A special meeting of the stockholders or the Board of Directors may be called, in accordance with the Bylaws of the Corporation, for the purpose of removing a director.

    Section 3. AUTHORIZATION BY BOARD OF CAPITAL STOCK ISSUANCE. The Board of Directors of the Corporation may authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors in its sole discretion may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in these Articles of Incorporation or the Bylaws of the Corporation or in the general laws of the State of Maryland.

    Section 4. PREEMPTIVE RIGHTS. Except as may be provided by the Board of Directors in authorizing the issuance of shares of Preferred Stock pursuant to Article V, Section 3, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of the stock of the Corporation or any other security of the Corporation which it may issue or sell.

    Section 5. INDEMNIFICATION. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse expenses under the procedure provided by such Maryland law in advance of final disposition of a proceeding to, (i) any individual who is a present or former director or officer of the Corporation or (ii) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The Corporation shall have the power, with the approval of its Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

    Section 6. ADVISOR AGREEMENTS. Subject to such approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization (the "Advisor") shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

    Section 7. RELATED PARTY TRANSACTIONS. Without limiting any other procedures available by law or otherwise to the Corporation, the Board of Directors may authorize any agreement of the character described in Section 6 of this Article VI or other transaction with any person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the directors or officers of the Corporation may be a party to any such agreement or an officer, director, stockholder or member of such other party, and no such agreement or transaction shall be invalidated or rendered void or voidable solely by reason of the existence of any such relationship if the existence is disclosed or known to the Board of Directors, and the contract or transaction is approved by the affirmative vote of a majority of the disinterested directors, even if they constitute less than a quorum of the Board. Any director of the Corporation who is also a director, officer, stockholder or member of such other entity may be counted in determining the existence of a quorum at any meeting of the Board of Directors considering such matter.

    Section 8. DETERMINATION BY BOARD. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation, and any matters relating to the acquisition, holding and disposition of any assets by the Corporation.

    Section 9. RESERVED POWERS OF BOARD. The enumeration and definition of particular powers of the Board of Directors included in this Article VI shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of these Articles of Incorporation, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the general laws of the State of Maryland as now or hereafter in force.

                                     ARTICLE VII

                               RESTRICTION ON TRANSFER
                         ACQUISITION AND REDEMPTION OF SHARES

    Section 1. DEFINITIONS. For the purpose of this Article VII, the following terms shall have the following meanings:

         "Act" means the Securities Act of 1933, as amended.

         "Beneficial Ownership" shall mean ownership of Equity Stock (as hereinafter defined) by a Person (as hereinafter defined) who would be treated as an owner of such Equity Stock under Section 542(a)(2) of the Code either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code but without regard to Section 856(h)(3) of the Code. The terms "Beneficial Owner, "Beneficially Owns," "Beneficially Own" and "Beneficially Owned" shall have the correlative meanings.

         "Beneficiary" shall mean the beneficiary of the Trust (as hereinafter defined) as determined pursuant to Section 19 of this Article VII.

         "Debt" shall mean indebtedness of (i) the Corporation or (ii) any subsidiary thereof.

         "Equity Stock" shall mean capital stock that is either Common Stock or Preferred Stock.

         "Existing Holder" shall mean Capital and Regional Properties plc, a United Kingdom corporation.

         "Existing Holder Limit" shall initially mean 18.0%, in number of shares or value, of the outstanding Equity Stock of the corporation, and after any adjustment as set forth in Section 10 of this Article VII, shall mean such greater percentage of the outstanding Equity Stock as so adjusted. The number and value of shares of the outstanding Equity Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

         "Initial Public Offering Date" shall mean the date of the first sale of shares of Common Stock pursuant to the Corporation's first effective registration statement for such shares of Common Stock filed pursuant to the Act.

         "Market Price" shall mean the last reported sales price of Common Stock or Preferred Stock, as the case may be, reported on any nationally registered securities exchange on the trading day immediately preceding the relevant date, or if not then traded on any such exchange, the last reported sales price of the Common Stock or Preferred Stock, as the case may be, on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock or Preferred Stock, as the case may be, may be traded, or if not then traded over any exchange or quotation system, then the market price of the Common Stock or Preferred Stock, as the case may be, on the relevant date as determined in good faith by the Board of Directors of the Corporation.

         "Ownership Limit" shall initially mean 9.8%, in number of shares or value, of the outstanding Equity Stock of the corporation, and after any adjustment as set forth in Section 10 of this Article VII, shall mean such greater percentage of the outstanding Equity Stock as so adjusted. The number and value of shares of the outstanding Equity Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

         "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a)) or 501(c)(17) of the
Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code or any successor statute, joint stock company or other entity; but does not include an underwriter which participated in the initial public offering of the Common Stock on the Initial Public Offering Date and/or in any subsequent public offering registered under the Act of any capital stock of the Corporation for a period of 30 days following the purchase by such underwriter of the Common Stock and/or capital stock.

         "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock (as defined in Section 3 of this Article VII), the purported beneficial transferee for whom the Purported Record Transferee (as hereinafter defined) would have acquired shares of Equity Stock, if such transfer had been valid under Section 2 of this Article VII.

         "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock, the record Holder of the Equity Stock if such transfer had been valid under Section 2 of this Article VII.

         "Restriction Termination Date" shall mean the first day on which the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

         "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Stock, but excluding the exchange of Debt for Equity Stock), whether by operation of law or otherwise. The terms "Transfers" and "Transferred" shall have the correlative meanings.

         "Trust" shall mean the trust created pursuant to Section 15 of this
Article VII.

         "Trustee" shall mean the Corporation as trustee for the Trust, and any successor trustee appointed by the Corporation.

    Section 2. OWNERSHIP LIMITATION. (i) Except as provided in Section 12 of this Article VII, from the Initial Public Offering Date until the Restriction Termination Date, no Person (other than an Existing Holder) shall Beneficially Own shares of Common Stock and/or Preferred Stock in excess of the Ownership Limit and no Existing Holder shall Beneficially Own shares of Common Stock and/or Preferred Stock in excess of the Existing Holder Limit for such Existing Holder.

              (ii)  Except as provided in Sections 9 and 12 of this Article
VII, from the Initial Public Offering Date until the Restriction Termination Date, any Transfer that, if effective, would result in any Person (other than an Existing Holder) Beneficially Owning Common Stock and/or Preferred Stock in excess of the Ownership Limit shall be void AB INITIO as to the Transfer of such shares of Common Stock and/or Preferred Stock which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such shares of Common Stock and/or Preferred Stock.

              (iii) Except as provided in Sections 9 and 12 of this Article VII, from the Initial Public Offering Date until the Restriction Termination Date, any Transfer that, if effective, would result in any Existing Holder Beneficially Owning Common Stock and/or Preferred Stock in excess of the Existing Holder Limit shall be void AB INITIO as to the Transfer of such shares of

Common Stock and/or Preferred Stock which would be otherwise Beneficially Owned by such Existing Holder in excess of the Existing Holder Limit; and such Existing Holder shall acquire no rights in such shares of Common Stock and/or Preferred Stock.

              (iv) Except as provided in Section 12 of this Article VII, from the Initial Public Offering Date until the Restriction Termination Date, any Transfer that, if effective, would result in the Common Stock and/or Preferred Stock being Beneficially Owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void AB INITIO as to the Transfer of such shares of Common Stock and/or Preferred Stock which would be otherwise Beneficially Owned by the transferee; and the intended transferee shall acquire no rights in such shares of Common Stock and/or Preferred Stock.

              (v) From the Initial Public Offering Date until the Restriction Termination Date, any Transfer that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code shall be void AB INITIO as to the Transfer of the shares of Common Stock and/or Preferred Stock which would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code or any successor statute; and the intended transferee shall acquire no rights in such shares of Common Stock and/or Preferred Stock.

    Section 3. EXCESS STOCK. (i) If, notwithstanding the other provisions contained in this Article VII, at any time from the Initial Public Offering Date until the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Corporation such that any Person would Beneficially Own Common Stock and/or Preferred Stock in excess of the Ownership Limit or that the Existing Holder would Beneficially Own Common Stock and/or Preferred Stock in excess of the Existing Holder Limit, then, except as otherwise provided in Sections 9 and 12, such shares of Common Stock and/or Preferred Stock in excess of such Ownership Limit or Existing Holder Limit (rounded up to the nearest whole share) shall constitute "Excess Stock" and be treated as provided in this Article VII. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.

              (ii) If, notwithstanding the other provisions contained in this
Article VII, at any time from the Initial Public Offering Date until the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Corporation (except for a change resulting from the exchange of Debt for Equity Stock) which, if effective, would cause the corporation to become "closely held" within the meaning of Section 856(h) of the Code or any successor statute, then the shares of Common Stock and/or Preferred Stock being Transferred which would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code or any successor statute (rounded up to the nearest whole share) shall constitute Excess Stock and be treated as provided in this Article VII. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.

              (iii) The Ownership Limit shall not apply to the acquisition of shares of Common Stock or Preferred Stock by an underwriter on the Initial Public Offering Date or in a public offering of such shares or in any transaction involving the issuance of shares of capital stock by the Corporation in which the Board of Directors determines that the underwriter or another person initially acquiring such shares will timely distribute such shares to others such that the following such distribution none of such shares will be Excess Stock.

    Section 4. PREVENTION OF TRANSFER. If the Board of Directors or its designee shall at any time determine in good faith that a Transfer has taken place in violation of Section 2 of this Article VII or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any shares of stock of the Corporation in violation of Section 2 of this Article VII, the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation, directing the Corporation's transfer agent and/or registrar to refuse to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers or attempted Transfers in violation of subparagraphs Section 2(ii), (iii) and (iv) of this Article VII shall automatically result in the designation and treatment described in Section 3 irrespective of any action (or non-action) by the Board of Directors or its designee.

    Section 5. NOTICE TO CORPORATION. Any Person who acquires or attempts to acquire shares in violation of Section 2 of this Article VII, or any Person who is a transferee such that Excess Stock results under Section 3 of this
Article VII, shall immediately give written notice or, in the event of a proposed or attempted Transfer, give at least 15 days prior written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation's status as a REIT.

    Section 6. INFORMATION FOR CORPORATION. From the Initial Public Offering Date until the Restriction Termination Date:

              (i) every Beneficial Owner of more than 5.0% (or such other percentage, between 1/2 of 1% and 5%, as provided in the regulations of the Internal Revenue Service promulgated under the Code) of the number or value of outstanding shares of Equity Stock of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares Beneficially Owned, and a description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT.

              (ii) each Person who is a Beneficial Owner of Common Stock and/or Preferred Stock and each Person (including the stockholder of record) who is holding Common Stock and/or Preferred Stock for a Beneficial Owner shall provide to the Corporation such information as the Corporation may reasonably request in order to determine the Corporation's status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

    Section 7. OTHER ACTION BY BOARD. Nothing contained in this Article VII shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT.

    Section 8. AMBIGUITIES. In the case of an ambiguity in the application of any of the provisions of this Article VII, including any definition contained in Section 1, the Board of Directors shall have the power to determine the application of the provisions of this Article VII with respect to any situation based on the facts known to it.

    Section 9. MODIFICATION OF EXISTING HOLDER LIMITS. Subject to the limitations provided in Section 11 of this Article VII, an Existing Holder may elect to participate in a dividend reinvestment plan approved by the Board of Directors of the Corporation which results in Beneficial Ownership of Common Stock and/or Preferred Stock by such participating Existing Holder. Any such participation shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under Section 11 to permit Beneficial Ownership of the shares of Common Stock and/or Preferred Stock acquired as a result of such participation.

    Section 10. INCREASE IN OWNERSHIP LIMIT. Subject to the limitations provided in Section 11 of this Article VII, the Board of Directors may from time to time increase the Ownership Limit.

    Section 11. LIMITATIONS ON CHANGES IN OWNERSHIP LIMIT. (i) Neither the Ownership Limit nor the Existing Holder Limit may be increased (nor may any additional Existing Holder Limit be created) if, after giving effect to such increase (or creation), five Beneficial Owners of Equity Stock (including all of the then Existing Holders) could Beneficially Own, in the aggregate, more than 50% in number or value of the outstanding shares of Equity Stock.

                   (ii) Prior to the modification of the Ownership Limit or Existing Holder Limit pursuant to Sections 9 or 10 of this Article VII, the Board of Directors of the Corporation shall require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary to advisable in order to ensure the Corporation's status as a REIT will not be affected.

                   (iii) No Existing Holder Limit shall be reduced to a percentage which is less than the Ownership Limit.

    Section 12. EXEMPTIONS BY BOARD. The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Directors and upon at least 15 days written notice from a Transferee prior to a proposed Transfer which, if consummated, would result in the intended Transferee owning shares in excess of Ownership Limit or Existing Holder Limit, as the case may be, and upon such other conditions as the Board of Directors may direct, may exempt a Person from the Ownership Limit or the Existing Holder Limit, as the case may be.

    Section 13. LEGEND. Each certificate for shares of Common Stock and for shares of Preferred Stock shall bear substantially the following legend:

         The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant tot he Articles of Incorporation of the Corporation, no Person may Beneficially Own shares of Common Stock and/or Preferred Stock in excess of 8% (or such greater percentage as may be determined by the Board of Directors of the Corporation) of the number or value of the outstanding Equity Stock of the Corporation (unless such Person is an Existing Holder). Any Person who attempts or proposes to Beneficially Own shares of Common Stock and/or Preferred Stock in excess of the above limitations must notify the Corporation in writing at least 15 days prior to such proposed or attempted Transfer. All capitalized terms in this legend have the meanings defined in the Articles of Incorporation of the Corporation, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the securities represented hereby will be designated and treated as shares of Excess Stock which will be held in trust by the Corporation.

    Section 14. SEVERABILITY. If any provision of this Article VII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

    Section 15. TRUST FOR EXCESS STOCK. Upon any purported Transfer that results in Excess Stock pursuant to Section 3 of this Article VII, such Excess Stock shall be deemed to have been transferred to the Corporation, as Trustee of a Trust for the benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section 18 of this
Article VII. Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Corporation. The Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a transferee of such Excess Stock upon the terms specified in Section 18 of this Article VII. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 18 of this Article VII.

    Section 16. NO DIVIDENDS OR DISTRIBUTIONS FOR EXCESS STOCK. Excess Stock shall not be entitled to any distributions or dividends. Any dividend or distribution paid prior to the discovery by the Corporation that the shares of Common Stock and/or Preferred Stock have been Transferred so as to be deemed Excess Stock shall be repaid to the Corporation upon demand.

    Section 17. LIQUIDATION DISTRIBUTIONS FOR EXCESS STOCK. Subject to the preferential rights of the Preferred Stock, if any, as may be determined by the Board of Directors of the Corporation, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any other distribution of all or substantially all of the assets of, the Corporation, each holder of shares of Excess Stock shall be entitled to receive, in the case of Excess Stock constituting Preferred Stock, ratably with each other holder of Preferred Stock and Excess Stock constituting Preferred Stock and, in the case of Excess Stock constituting Common Stock, ratably with each other holder of Common Stock and Excess Stock constituting Common Stock, that portion of the assets of the Corporation available for distribution to its stockholders as the number of shares of the Excess Stock held by such holder bears to the total number of shares of (i) Preferred Stock and Excess Stock then outstanding in the case of Excess Stock constituting Preferred Stock and (ii) Common Stock and Excess Stock then outstanding in the case of Excess Stock constituting Common Stock. The Corporation, as holder of the Excess Stock in trust, or if the Corporation shall have been dissolved, any trustee appointed by the Corporation prior to its dissolution, shall distribute ratably to the Beneficiaries of the Trust, when determined, any such assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of the Corporation.

    Section 18. VOTING RIGHTS FOR EXCESS STOCK. The holders of shares of Excess Stock shall not be entitled to vote on any matter.

    Section 19. NON-TRANSFERABILITY OF EXCESS STOCK. Excess Stock shall not be transferable. The Purported Record Transferee may freely designate a Beneficiary of an interest in the Trust (representing the number of shares of Excess Stock held by the Trust attributable to a purported Transfer that resulted in the Excess Stock), if (i) the shares of Excess Stock held in the Trust would not be Excess Stock in the hands of such Beneficiary and (ii) the Purported Beneficial Transferee does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Stock that exceeds
(x) the price per share such Purported Beneficial Transferee paid for the Common Stock and/or Preferred Stock, as the case may be, in the purported Transfer that resulted in the Excess Stock, or (y) if the Purported Beneficial Transferee did not give value for such Excess Stock (through a gift, devise or other transaction), a price per share equal to the Market Price for the shares of the Excess Stock on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Trust, the corresponding shares of Excess Stock in the Trust shall be automatically exchanged for an equal number of shares of Common Stock and/or Preferred Stock, as applicable, and such shares of Common Stock and/or Preferred Stock, as applicable, shall be transferred of record to the transferee of the interest in the Trust if such shares of Common Stock and/or Preferred Stock, as applicable, would not be Excess Stock in the hands of such transferee. Prior to any transfer of any interest in the Trust, the Purported Record Transferee must give advance notice to the

Corporation of the intended transfer and the Corporation must have waived in writing its purchase rights under Section 20 of this Article VII.

         Notwithstanding the foregoing, if a Purported Beneficial Transferee receives a price for designating a Beneficiary of an interest in the Trust that exceeds the amounts allowable under this Section 19 of this Article VII, such Purported Beneficial Transferee shall pay, or cause such Beneficiary to pay such excess to the Corporation.

         If any of the foregoing restrictions on transfer of Excess Stock are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Purported Record Transferee may be deemed, at the option of the Company, to have acted as an agent of the Company in acquiring such Excess Stock and to hold such Excess Stock on behalf of the Company.

    Section 20. CALL BY CORPORATION ON EXCESS STOCK. Shares of Excess Stock shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Stock, (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price of the Common Stock or Preferred Stock to which such Excess Stock relates on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Transfer which resulted in such Excess Stock and (ii) the date the Board of Directors determines in good faith that a Transfer resulting in Excess Stock has occurred, if the Corporation does not receive a notice of such Transfer pursuant to Section 5 of this Article VII but in no event later than a permitted Transfer pursuant to and in compliance with the terms of Section 19 of this Article VII.

    Section 21. INVALIDITY. If any provision of this Article VII or any application of such provision is determined to be invalid by any federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected except only to the extent necessary to comply with the determination of such court.

    Section 22. EFFECTIVENESS OF ARTICLE VI. Notwithstanding anything to the contrary provided for in these Articles of Incorporation, the provisions of this ARTICLE VI shall not be effective until the Initial Public Offering Date.

                                     ARTICLE VIII

                                      AMENDMENTS

    The Corporation reserves the right from time to time to make any amendment to these Articles of Incorporation, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles of Incorporation, of any shares of outstanding stock. Any amendment to these Articles of Incorporation shall be valid only if such amendment shall have been approved by the affirmative vote of two-thirds of all the votes entitled to be case on the matter except to the extent Maryland law requires a higher vote. All rights and powers conferred by these Articles of Incorporation on stockholders, directors and officers are granted subject to this reservation.

                                      ARTICLE IX

                               LIMITATION OF LIABILITY

    To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of these Articles of Incorporation or Bylaws of the Corporation inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                                      ARTICLE X

                          NOMINATION AND BUSINESS PROCEDURES

    Section 1. GENERAL. At a meeting of the stockholders, no business shall be conducted which has not been properly brought before the meeting as set forth in this ARTICLE X. To be property brought before a meeting, business must be brought before the meeting by or at the direction of the Board of Directors or brought before the meeting by a stockholder. For business to be properly brought before a meeting by a stockholder, the Secretary of the Corporation must have received written notice not less than sixty (60) days nor more than ninety
(90) days prior to the date fixed by the Board of Directors for such meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure is given or made to stockholders of the date of such meeting, notice by a stockholder to be timely made must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or the public disclosure was made.

    Section 2. BOARD OF DIRECTOR NOMINATIONS. In the case of stockholder nominations for election to the Board of Directors, the notice set forth in
Section 1 of this ARTICLE X shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupations or employment of each such nominee for the past five
(5) years, (iii), the number of shares of the Corporation which are beneficially owned by each such nominee, (iv) other directorships held by each such nominee,
(v) the names of business entities of which each such nominee owns a ten percent (10%) or more beneficial interest, and (vi) all other information with respect to the nominees required by the Federal proxy rules in effect at the time the notice is submitted. In addition, such notice shall be accompanied by a statement, over the signature of each proposed nominee, that he consents to being a nominee, if elected he intends to serve as a director, and confirming the information with respect to him set forth in the notice.

    Section 3. STOCKHOLDER PROPOSALS. In the case of stockholder proposals or business other than the election of directors, the notice set forth in Section 1 of this ARTICLE X shall set forth (i) a brief description of the proposal or business to be brought before the meeting, (ii) the name, age, business and residence address of the stockholder submitting the proposal or business, (iii) the principal occupation or employment of that stockholder, (iv) the number of shares of the Corporation which are beneficially owned by that stockholder, and
(v) any material interest of that stockholder in the proposal or business to be brought before the meeting.

    Section 4. DETERMINATIONS BY CHAIRMAN. The Chairman of any meeting in respect of which a stockholder nomination or proposal has been submitted, may, if the facts as determined by the Chairman in his sole discretion warrant, determine and declare to the meeting that the stockholder nomination or proposal was not made in accordance with the procedures set forth in this ARTICLE X, in which event the defective nomination or proposal shall not be considered at such meeting and shall be disregarded and no votes cast either for or against such nomination or proposal shall be counted or, in the event votes have previously been cast for or against such nomination or proposal, the duly appointed inspectors for such meeting shall disregard any such votes.

    Section 5. EXCLUSIVITY. Notwithstanding anything in these Articles of Incorporation or the By-Laws of this Corporation to the contrary, no elections, proposals or other business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this ARTICLE X.

    THIRD: The amendment and restatement of the Articles of Incorporation of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

    FOURTH: The current address of the principal office of the Corporation is as set forth in ARTICLE IV of the foregoing amendment and restatement of the Articles of Incorporation.

    FIFTH: The name and address of the Corporation's current resident agent is as set forth in ARTICLE IV of the foregoing amendment and restatement of the Articles of Incorporation.

    SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in ARTICLE VI of the foregoing amendment and restatement of the Articles of Incorporation.

    SEVENTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

    IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this 27th day of September, 1993.



                        MIDCONTINENT REIT, Inc.


              By:  /s/    John S. Gates, Jr.
                   ---------------------------------------
                          John S. Gates, Jr., President



ATTEST:            /s/    Paul S. Fisher.
                   ---------------------------------------
                          Paul S. Fisher, Secretary

         THE ARTICLES OF AMENDMENT AND RESTATEMENT
                                          OF
         MIDCONTINENT REIT, INC.
         CHANGING ITS NAME TO:
         CENTERPOINT PROPERTIES CORPORATION










APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND
TAXATION OF MARYLAND  SEPTEMBER 29, 1993 AT       O'CLOCK A.M. AS IN CONFORMITY
WITH LAW AND ORDERED RECORDED.



                                ---------------------


    ORGANIZATION AND            RECORDING                   SPECIAL
  CAPITALIZATION FEE PAID:      FEE PAID:                  FEE PAID:

$                               $  20.00                   $

                                ---------------------



    IT IS HEREBY CERTIFIED, THAT THE WITHIN INSTRUMENT, TOGETHER WITH ALL ENDORSEMENTS THEREON, HAS BEEN RECEIVED, APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

                                  ARTICLES OF MERGER
                                       MERGING

                                    C&R USA CORP.
                               An Illinois Corporation

                                    WITH AND INTO

                          CENTERPOINT PROPERTIES CORPORATION
                                A Maryland Corporation


    FIRST:    C&R USA Corp., and CENTERPOINT PROPERTIES CORPORATION, being the corporations which are the parties to these Articles of Merger (hereinafter sometimes collectively referred to as the "Constituent Corporations"), do hereby agree to effect a merger of said corporations upon the terms and conditions herein set forth.

    SECOND:   The name of the successor corporation is CENTERPOINT PROPERTIES
CORPORATION, a corporation organized and existing under the laws of the State of Maryland (the "Maryland Corporation"), which will continue its corporate existence under its present name pursuant to the provisions of the Maryland General Corporation Law. The Maryland Corporation has no office in the State of Maryland.

    THIRD:    The name of the corporation to be merged into the successor corporation is C&R USA CORP. (the "Illinois Corporation"), which is a corporation incorporated under the Business Corporation Act of Illinois on November 22, 1982, the corporate existence of which will cease upon the effective date of the merger in accordance with the provisions of the Business Corporation Act of Illinois. The Illinois Corporation has no office in the State of Maryland and owns no land in the State of Maryland.

    FOURTH:   No amendments to the Articles of Incorporation of the successor corporation are to be effected as part of the merger, and upon the effective date of the merger, the Articles of Incorporation of the Maryland Corporation as amended and restated shall be the Articles of Incorporation of the successor corporation.

    FIFTH:    (a) The total number of shares of capital stock which the
Illinois Corporation has authority to issue is 25,000, all of which are shares of voting Common Stock, $2.50 par value per share, and of which 18,000 shares are issued and outstanding. All of the issued and outstanding shares of the capital stock of the Illinois Corporation are owned by Capital and Regional USA Holdings Limited, a United Kingdom corporation.

    (b) The total number of shares of stock which the Maryland Corporation has authority to issue is 60,000,000, consisting of: 50,000,000 shares of Common Stock, $.001 par value per share, of which one share is issued an outstanding, and 10,000,000 shares of Series Preferred Stock, $.001 par value per share, of which no shares are issued and outstanding. The one issued and outstanding share of the Common Stock of the Maryland Corporation is owned by Capital and Regional USA Holdings Limited, a United Kingdom corporation.

    SIXTH: Upon the effective date of the merger, each of the issued and outstanding shares of the Illinois Corporation will be canceled. The one issued and outstanding share of Common Stock of the Maryland Corporation will continue and remain as one issued and outstanding share of the Common Stock of the successor corporation.

    SEVENTH: The terms and conditions of the merger set forth in these Articles were advised, authorized, and approved by each Constituent Corporation in the manner and by the vote required by its respective charter and the laws of the state where it is organized.

    EIGHTH: The terms and conditions of the merger set forth in these Articles were duly approved by the Maryland Corporation pursuant to and in accordance with Section 3-105 of the General Corporation Law of Maryland by all of the members of the Board of Directors of the Maryland Corporation and by the sole stockholder of the Maryland Corporation, without a meeting, by a joint unanimous written consent executed on September 27, 1993.

    NINTH: The terms and conditions of the merger set forth in these Articles were duly authorized and approved by the Illinois Corporation in the manner and by the vote required by the Articles of Incorporation of the Illinois Corporation and the Business Corporation Act of the State of Illinois.

    TENTH: The following additional provisions are deemed by the Constituent Corporations necessary to effect the merger:

    (a) The merger contemplated hereby shall become effective on September 29, 1993 (the "Effective Date").

    (b) The By-Laws of the Maryland Corporation in effect on the Effective Date shall continue as the By-Laws of the successor corporation.

    (c) The persons who are the directors and officers of the Maryland Corporation on the Effective Date shall continue as the directors and officers of the successor corporation, and they shall hold office for the term provided in the By-Laws of the successor corporation.

    (d) Upon the Effective Date, the successor corporation shall thereupon and thereafter possess all of the rights, privileges, immunities, and franchises, both of a public or a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, all debts due on whatever account, including subscriptions to shares, and all choices in action, and all and every other interest of or belonging to or due to each of the Constituent Corporations, shall be transferred to and vested in the successor corporation, without further act or deed; and title to any real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger.

    (e) The successor corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or the successor corporation may be substituted in its place; and neither the rights of creditors nor any liens upon the property of either Constituent Corporation shall be impaired by the merger.

    IN WITNESS WHEREOF, these Articles of Merger are hereby signed for and on behalf of C&R USA CORP. by its President, who does hereby acknowledge that said Articles of Merger are the act of said corporation, and who does hereby state under the penalties for perjury that the matters and facts set forth therein with respect to authorization and approval of said merger are true in all material respects to the best of his knowledge, information, and belief; and these Articles of Merger are hereby signed for and on behalf of CENTERPOINT PROPERTIES CORPORATION by its President, who does hereby acknowledge that said Articles of Merger are the act of said corporation, and who does hereby state under the penalties for perjury that the matters and facts stated therein with respect to authorization and approval of said merger are true in all material respects to the best of his knowledge, information, and belief.
Dated:  September 27, 1993

                                       C&R USA CORP.
                                       By:  /s/ John S. Gates, Jr.
                                          --------------------------------
                                                John S. Gates, Jr., President

Attest:


    /s/ Paul S. Fisher
------------------------------
        Paul S. Fisher, Secretary


Dated:  September 27, 1993

                                       CENTERPOINT PROPERTIES CORPORATION

                                       By:  /s/ John S. Gates, Jr.
                                          --------------------------------
                                                John S. Gates, Jr., President

Attest:

    /s/ Paul S. Fisher
------------------------------
        Paul S. Fisher, Secretary

                                  ARTICLES OF MERGER

                                          OF

                                  C AND R USA CORP.
                                    (AN IL CORP.)

                                         INTO

                          CENTERPOINT PROPERTIES CORPORATION
                                     (MD. CORP.)

                                                                     SURVIVOR



APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND SEPTEMBER 29, 1993 AT 2:45 P.M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.

                                   ---------------

    ORGANIZATION AND            RECORDING                   SPECIAL
  CAPITALIZATION FEE PAID:      FEE PAID:                  FEE PAID:

$                               $  20.00                   $

                                ---------------------
                                       D3714797

    IT IS HEREBY CERTIFIED THAT THE WITHIN INSTRUMENT, TOGETHER WITH ALL INDORSEMENTS THEREON, HAS BEEN RECEIVED, APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

                              CERTIFICATE OF CORRECTION


                      TO CORRECT AN ERROR IN ARTICLES OF MERGER
                   MERGING C&R USA CORP., AN ILLINOIS CORPORATION,
                  WITH AND INTO CENTERPOINT PROPERTIES CORPORATION,
                                A MARYLAND CORPORATION

    Pursuant to the provisions of Section 1-207 of the General Corporation Law of Maryland, the undersigned execute the following Certificate of Correction.

    1. The names of the parties to the document being corrected are C&R USA Corp., an Illinois corporation (the "Illinois Corporation") and CenterPoint Properties Corporation, a Maryland corporation (the "Maryland Corporation").

    2. Said parties filed Articles of Merger with the Department of Assessments and Taxation of the State of Maryland on September 29, 1993. Said document requires correction as permitted under the provisions of Section 1-207 of the General Corporation Law of Maryland.

    3.   The error in said document to be   corrected is as follows:

    It was incorrectly stated in Article Sixth of the Articles of Merger that no additional shares of the Maryland Corporation would be issued in the merger.

    4.   The foregoing inaccuracy in the document is corrected as follows:

    Article Sixth of the Articles of Merger is deleted in its entirety, and the following is substituted in its place:

    "SIXTH: Upon the effective date of the merger, each of the issued and outstanding capital shares of the Illinois Corporation, all of which are owned by Capital and Regional USA Holdings Limited, will be canceled. In consideration of such cancellation, 1,169,705 shares of the authorized but unissued Common Stock of the Maryland Corporation will be issued to Capital and Regional USA Holdings Limited as of the effective date of the merger. The one share of the Common Stock of the Maryland Corporation issued and outstanding immediately prior to the effective date of the merger and owned by Capital and Regional USA

    Holdings Limited will remain as one issued and outstanding share of the Common Stock of the Maryland Corporation."

    IN WITNESS WHEREOF, this Certificate of Correction is hereby signed for and on behalf of C&R USA CORP. by its President, who does hereby acknowledge that said Certificate of Correction is the act of said corporation, and who does hereby state under the penalties for perjury that the matters and facts set forth therein are true in all material respects to the best of his knowledge, information, and belief; and this Certificate of Correction is hereby signed for and on behalf of CENTERPOINT PROPERTIES CORPORATION by its President, who does hereby acknowledge that said Certificate of Correction is the act of said corporation, and who does hereby state under the penalties for perjury that the matters and facts stated therein are true in all material respects to the best of his knowledge, information, and belief.
Dated:  October 26, 1993
              C&R USA CORP.


                                       C&R USA CORP.
                                       By:  /s/ John S. Gates, Jr.
                                          --------------------------------
                                                John S. Gates, Jr., President

Attest:


    /s/ Paul S. Fisher
------------------------------
        Paul S. Fisher, Secretary


Dated:  October 26, 1993

                                       CENTERPOINT PROPERTIES CORPORATION

                                       By:  /s/ John S. Gates, Jr.
                                          --------------------------------
                                                John S. Gates, Jr., President

Attest:

    /s/ Paul S. Fisher
------------------------------
        Paul S. Fisher, Secretary

                              CERTIFICATE OF CORRECTION
                                          OF
                                  ARTICLES OF MERGER
                                          OF
                          CENTERPOINT PROPERTIES CORPORATION


APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND OCTOBER 28, 1993 AT 3:20 P.M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.

                                   ---------------

    ORGANIZATION AND            RECORDING                   SPECIAL
  CAPITALIZATION FEE PAID:      FEE PAID:                  FEE PAID:

$                               $                          $

                                ---------------------
                                       D3714797

    IT IS HEREBY CERTIFIED THAT THE WITHIN INSTRUMENT, TOGETHER WITH ALL INDORSEMENTS THEREON, HAS BEEN RECEIVED, APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

                                  ARTICLES OF MERGER

                                       MERGING

                     CAPITAL AND REGIONAL PROPERTIES CORPORATION
                                A DELAWARE CORPORATION

                                    WITH AND INTO

                          CENTERPOINT PROPERTIES CORPORATION
                                A MARYLAND CORPORATION


    FIRST: CAPITAL AND REGIONAL PROPERTIES CORPORATION, and CENTERPOINT PROPERTIES CORPORATION, being the corporations which are the parties to these Articles of Merger (hereinafter sometimes collectively referred to as the "Constituent Corporations"), do hereby agree to effect a merger of said corporations upon the terms and conditions herein set forth.

    SECOND: The name of the successor corporation is CENTERPOINT PROPERTIES CORPORATION, a corporation organized and existing under the laws of the State of Maryland (the "Maryland Corporation"), which will continue its corporate existence under its present name pursuant to the provisions of the Maryland General Corporation law. The Maryland Corporation has no office in the State of Maryland.

    THIRD: The name of the corporation to be merged into the successor corporation is CAPITAL AND REGIONAL PROPERTIES CORPORATION (the "Delaware Corporation"), which is a corporation incorporated under the General Corporation Law of Delaware on April 17, 1984, the corporate existence of which will cease upon the effective date of the merger in accordance with the provisions of the General Corporation Law of Delaware. The Delaware Corporation has no office in the State of Maryland and owns no land in the State of Maryland.

    FOURTH: No amendments to the Articles of Incorporation of the successor corporation are to be effected as part of the merger, and upon the effective date of the merger, the Articles of Incorporation of the Maryland Corporation as amended and restated shall be the Articles of Incorporation of the successor corporation.

    FIFTH: (a) The total number of shares of capital stock which the Delaware Corporation has authority to issue is 1,000, all of which are shares of voting Common Stock, without par value, and of which 960 shares are issued and outstanding. Of said issued and outstanding shares, 720 shares are owned by the Maryland Corporation, and 240 shares are owned by John S. Gates, Jr. ("Gates").

    (b) The total number of shares of stock which the Maryland Corporation has authority to issue is 60,000,000, consisting of: 50,000,000 shares of Common Stock, $.001 par value per share, of which 1,008,478 shares are issued and outstanding; and 10,000,000 shares of Series Preferred Stock, $.001 par value per share, of which no shares are issued and outstanding.

    SIXTH: Upon the effective date of the merger, all of the issued and outstanding shares of the Delaware Corporation owned by the Maryland Corporation will be canceled. All of the issued and outstanding shares of the Delaware Corporation owned by Gates will be converted into and become 252,669 shares of the Common Stock of the successor corporation. From and after the effective date of the merger, the 1,008,478 shares of the Common Stock of the Maryland Corporation issued and outstanding immediately prior to the merger will continue without change as 1,008,478 issued and outstanding shares of the Common Stock of the successor corporation.

    SEVENTH: The terms and conditions of the merger set forth in these Articles were advised, authorized, and approved by each Constituent Corporation in the manner and by the vote required by its respective charter and the laws of the state where it is organized.

    EIGHTH: The terms and conditions of the merger set forth in these Articles were duly approved by the Maryland Corporation pursuant to and in accordance with Section 3-105 of the General Corporation Law of Maryland by all of the members of the board of Directors of the Maryland Corporation and by the sole stockholder of the Maryland Corporation, without a meeting, by a joint unanimous written consent executed on September 27, 1993.

    NINTH: The terms and conditions of the merger set forth in these Articles were duly authorized and approved by the Delaware Corporation in the manner and by the vote required by the Certificate of Incorporation of the Delaware Corporation and the General Corporation Law of the State of Delaware.

    TENTH: The following additional provisions are deemed by the Constituent Corporations necessary to effect the merger:

         (a) The merger contemplated hereby shall become effective on November 30, 1993 (the "Effective Date").

         (b) The By-Laws of the Maryland Corporation in effect on the Effective Date shall continue as the By-Laws of the successor corporation.

         (c) The persons who are the directors and officers of the Maryland Corporation on the Effective Date shall continue as the directors and officers of the successor corporation, and they shall hold office for the term provided in the By-Laws of the successor corporation.

         (d) Upon the Effective Date, the successor corporation shall thereupon and thereafter possess all of the rights, privileges, immunities, and franchises, both of a public or a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, all debts due on whatever account, including subscriptions to shares, and all choses in action, and all and every other interest of or belonging to or due to each of the Constituent Corporations, shall be transferred to and vested in the successor corporation, without further act or deed; and title to any real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger.

         (e) The successor corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or the successor corporation may be substituted in its place; and neither the rights of creditors nor any liens upon the property of either Constituent Corporation shall be impaired by the merger.

    IN WITNESS WHEREOF, these Articles of Merger are hereby signed for and on behalf of CAPITAL AND REGIONAL PROPERTIES CORPORATION by its President, who does hereby acknowledge that said Articles of Merger are the act of said corporation, and who does hereby state under the penalties for perjury that the matters and facts set forth therein with respect to authorization and approval of said merger are true in all material respects to the best of his knowledge, information, and belief; and these Articles of Merger are hereby signed for and on behalf of CENTERPOINT PROPERTIES CORPORATION by its President, who does hereby acknowledge that said Articles of Merger are the act of said corporation, and who does hereby state under the penalties for perjury that the matters and facts stated therein with respect to authorization and approval of said merger are true in all material respects to the best of his knowledge, information, and belief.

Dated:  November 29, 1993

                                  CAPITAL AND REGIONAL PROPERTIES CORPORATION


                                  By:  /s/ John S. Gates, Jr.
                                       ------------------------------
                                       John S. Gates, Jr., President

Attest:

/s/ Richard A. Ungaretti
------------------------------
    Richard A. Ungaretti,
    Assistant Secretary


Dated:  November 29, 1993


                                  CENTERPOINT PROPERTIES CORPORATION


                                  By:  /s/ John S. Gates, Jr.
                                       ------------------------------
                                           John S. Gates, Jr., President

Attest:

/s/ Paul S. Fisher
--------------------------------
    Paul S. Fisher, Secretary

                                  ARTICLES OF MERGER
                                          OF
                     CAPITAL AND REGIONAL PROPERTIES CORPORATION
                                     (A DE CORP.)
                                         INTO
                          CENTERPOINT PROPERTIES CORPORATION
                                     (A MD CORP.)

                                                                     SURVIVOR


APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND NOVEMBER 30, 1993 AT 4:31 P.M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.

                                   ---------------

    ORGANIZATION AND            RECORDING                   SPECIAL
  CAPITALIZATION FEE PAID:      FEE PAID:                  FEE PAID:

$                               $                          $

                                ---------------------
                                       D3714797

    IT IS HEREBY CERTIFIED THAT THE WITHIN INSTRUMENT, TOGETHER WITH ALL INDORSEMENTS THEREON, HAS BEEN RECEIVED, APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

                                  ARTICLES OF MERGER

                                       MERGING

                          NAPERVILLE PROPERTIES CORPORATION
                               An Illinois Corporation

                                    WITH AND INTO

                          CENTERPOINT PROPERTIES CORPORATION
                                A Maryland Corporation


    FIRST: NAPERVILLE PROPERTIES CORPORATION and CENTERPOINT PROPERTIES CORPORATION, being the corporations which are the parties collectively referred to as the "Constituent Corporations"), do hereby agree to effect a merger of said corporations upon the terms and conditions herein set forth.

    SECOND: The name of the successor corporation is CENTERPOINT PROPERTIES CORPORATION, a corporation organized and existing under the laws of the State of Maryland (the "Maryland Corporation"), which will continue its corporate existence under its present name pursuant to the provisions of the Maryland General Corporation Law. The Maryland Corporation has no office in the State of Maryland.

    THIRD: The name of the corporation to be merged into the successor corporation is NAPERVILLE PROPERTIES CORPORATION (the "Illinois Corporation"), which is a corporation incorporated under the Business Corporation Act of Illinois on November 4, 1993, the corporate existence of which will cease upon the effective date of the merger in accordance with the provisions of the Business Corporation Act of Illinois. The Illinois Corporation has no office in the State of Maryland and owns no land in the State of Maryland.

    FOURTH: No amendments to the Articles of Incorporation of the successor corporation are to be effected as part of the merger, and upon the effective date of the merger, the Articles of Incorporation of the Maryland Corporation as amended and restated shall be the Articles of Incorporation of the successor corporation.

    FIFTH: (a) The total number of shares of capital stock which the Illinois Corporation has authority to issue is 10,000, all of which are shares of voting Common Stock, without par value per share, and of which 4,600 shares are issued and outstanding. All of the issued and outstanding shares of the capital stock of the Illinois Corporation are owned by the Maryland Corporation.

    (b) The total number of shares of stock which the Maryland Corporation has authority to issue is 60,000,000, consisting of: 50,000,000 shares of Common Stock, $.001 par value per share, of which 5,348,054 shares are issued and outstanding, and 10,000,000 shares of Series Preferred Stock, $.001 par value per share, of which no shares are issued and outstanding.

    SIXTH: Upon the effective date of the merger, each of the issued and outstanding shares of the Illinois Corporation will be canceled. The 5,348,054 issued and outstanding shares of Common Stock of the Maryland Corporation will continue and remain as issued and outstanding shares of the Common Stock of the successor corporation.

    SEVENTH: The terms and conditions of the merger set forth in these Articles were advised, authorized, and approved by each Constituent Corporation in the manner and by the vote required by its respective charter and the laws of the state where it is organized.

    EIGHTH: The terms and conditions of the merger set forth in these Articles were duly approved by the Maryland Corporation pursuant to and in accordance with Section 3-105 of the

General Corporation Law of Maryland by unanimous vote of all of the members of the Board of Directors of the Maryland Corporation, at a meeting, held on March 11, 1994.

    NINTH: The terms and conditions of the merger set forth in these Articles were duly authorized and approved by the Board of Directors of the Illinois Corporation in the manner and by the vote required by the Articles of Incorporation of the Illinois Corporation and the Business Corporation Act of the State of Illinois.

    TENTH: The following additional provisions are deemed by the Constituent Corporations necessary to effect the merger:
    (a) The merger contemplated hereby shall become effective upon the filing of Articles of Merger with the Secretary of State (the "Effective Date").

    (b) The By-Laws of the Maryland Corporation in effect on the Effective Date shall continue as the By-Laws of the successor corporation.

    (c) The persons who are the directors and officers of the Maryland Corporation on the Effective Date shall continue as the directors and officers of the successor corporation, and they shall hold office for the term provided in the By-Laws of the successor corporation.

    (d) Upon the Effective Date, the successor corporation shall thereupon and thereafter possess all of the rights, privileges, immunities, and franchises, both of a public or a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, all debts due on whatever account, including subscriptions to shares, and all choses in action, and all and every other interest of or belonging to or due to each of the Constituent Corporations, shall be transferred to and vested in the successor corporation, without further act or deed; and title to any real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger.

    (e) The successor corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or the successor corporation may be substituted in its place; and neither the rights of creditors nor any liens upon the property of either Constituent Corporation shall be impaired by the merger.

    IN WITNESS WHEREOF, these Articles of Merger are hereby signed for and on behalf of NAPERVILLE PROPERTIES CORPORATION by its President, who does hereby acknowledge that said Articles of Merger are the act of said corporation, and who does hereby state under the penalties for perjury that the matters and facts set forth therein with respect to authorization and approval of said merger are true in all material respects to the best of his knowledge, information, and belief; and these Articles of Merger are hereby signed for and on behalf of CENTERPOINT PROPERTIES CORPORATION by its President, who does hereby acknowledge that said Articles of Merger are the act of said corporation, and who does hereby state under the penalties for perjury that the matters and facts stated therein with respect to authorization and approval of said merger are true in all material respects to the best of his knowledge, information, and belief.

Dated:  March 11, 1994
                             NAPERVILLE PROPERTIES CORPORATION


                             By:  /s/ John S. Gates, Jr.
                                  ---------------------------------------
                                      John S. Gates, Jr., President

Attest:

    /s/ Paul S. Fisher
    -----------------------------
        Paul S. Fisher, Secretary


Dated:  March 11, 1994


                             CENTERPOINT PROPERTIES CORPORATION


                             By:    /s/ John S. Gates, Jr.
                                 ------------------------------
                                        John S. Gates, Jr., President

Attest:

/s/ Paul S. Fisher
------------------------
    Paul S. Fisher, Secretary

                                  ARTICLES OF MERGER
                                          OF
                          NAPERVILLE PROPERTIES CORPORATION
                                    (AN IL CORP.)
                                         INTO
                          CENTERPOINT PROPERTIES CORPORATION
                                     (A MD CORP.)
                                                                        SURVIVOR


APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND APRIL 7, 1994 AT 2:45 P.M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.

                                   ---------------

    ORGANIZATION AND            RECORDING                   SPECIAL
  CAPITALIZATION FEE PAID:      FEE PAID:                  FEE PAID:

$                               $                          $

                                ---------------------
                                       D3714797

    IT IS HEREBY CERTIFIED THAT THE WITHIN INSTRUMENT, TOGETHER WITH ALL INDORSEMENTS THEREON, HAS BEEN RECEIVED, APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.


                          CENTERPOINT PROPERTIES CORPORATION

                                ARTICLES SUPPLEMENTARY


         CenterPoint Properties Corporation, a Maryland corporation (the "Corporation"), having its principal office in Chicago, Illinois, hereby certifies to the State Department of Assessments and Taxation of Maryland ("SDAT") that:

         FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article 5.3 of the Charter of the Corporation, the Board of Directors has duly divided and classified 2,272,727 shares of the Preferred Stock of the Corporation into a series designated Series A Preferred Stock and has provided for the issuance of such series.

         SECOND: Subject in all cases to the provisions of Article Seven of the Charter of the Corporation with respect to Excess Stock, the following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Series A Preferred Stock of the Corporation:

         (1) DESIGNATION AND AMOUNT. The designation of the Preferred Stock described in Article First hereof shall be "Series A Preferred Stock (par value $.001 per share)". The number of shares of the Series A Preferred Stock to be authorized shall be 2,272,727. The Series A Preferred Stock shall rank senior to the Corporation's Common Stock with respect to rights upon liquidation.

         (2)  DIVIDEND RIGHTS.

              (a) The holders of records of outstanding shares of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, cash dividends which are payable when, as and if authorized by the Board of Directors, PARI PASSU with any dividends paid on the Corporation's Common Stock, in an amount per share equal to the Series A Dividend Amount, as in effect from time to time. The initial per share Series A Dividend Amount per annum shall be equal to $1.6068. Each calendar quarter hereafter (or, if the date of original issuance of the Series A Preferred Stock (the "Original Issue Date") is not on the first day of a calendar quarter, the period beginning on the Original Issue Date and ending on the last day of the calendar quarter of issuance) is referred to hereinafter as a "Dividend Period." The amount of dividends on the Series A Preferred
Stock payable with respect to the initial Dividend Period, or any other Dividend Period shorter or longer than a full dividend period, shall be computed ratably on the basis of the actual number of days in such Dividend Period. In the event of any change in the quarterly cash dividend per share applicable to the Common Stock after the date of these Articles Supplementary, the quarterly cash dividend per share of the Series A Preferred Stock shall be adjusted for the same dividend period by an equal dollar amount.

         (b) In the event the Corporation shall declare a distribution payable in (i) securities of other persons, (ii) evidences of indebtedness issued by the Corporation or other persons, (iii) assets (excluding cash dividends) or (iv) options or rights to purchase capital stock or evidences of indebtedness in the Corporation or other persons, then, in each such case for the purpose of this
Section 2(b), the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are or would be convertible (assuming such shares of Series A Preferred Stock were then convertible) as of the record date fixed for determination of the holders of Common Stock of the ;Corporation entitled to receive such distribution.

         (3)  LIQUIDATION RIGHTS.

         (a) Subject to any prior rights of any class or series of stock, in the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive from the assets of the Corporation, whether represented by capital stock, additional paid in capital or retained earnings, payment in cash of an amount equal to $22.00 per share of Series A Preferred Stock held, times the Conversion Ratio (as defined in Section 4.2 below), plus (b) an amount equal to all declared but unpaid dividends, for each share of Series A Preferred Stock then held by them. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid amounts to which they are entitled, then, subject to any prior rights of any classes or series of stock, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably to the holders of the Series A Preferred Stock in proportion to the aggregate amounts owed to each such holder.

         (b) Subject to any prior rights of any other class or series of stock, after the payment or setting apart of payment to the holders of Series A Preferred Stock of the full preferential amounts to which they shall be entitled pursuant to paragraph 3(a) above, the holders of Series A Preferred Stock shall be entitled to receive the remaining assets of the Corporation available for distribution pro rata with the other holders of shares of capital stock of the Corporation as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are or would be convertible (assuming such shares of Series A Preferred Stock were then convertible) as of the record date applicable to such distribution, but only to the extent that the amount payable pursuant to this Section 3(b) exceeds the amount payable to the holders of Series A Preferred Stock under Section 3(a) above.

         (c) Neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation into the Corporation, nor the purchase or redemption of all or part of the outstanding shares of any class or classes of stock of the Corporation, nor a sale or transfer of all or any part of its assets, shall be considered a liquidation, dissolution or winding up of the Corporation within the meaning of this Section
(c).

         (4)  CONVERSION.

              4.1  MANDATORY CONVERSION INTO NON-VOTING COMMON STOCK

         (i) In the event that the Corporation shall file Articles of Amendment with the SDAT in substantially the form attached hereto as Exhibit A (the "Class B Common Articles of Amendment"), immediately upon such filing, each outstanding share of Series A Preferred Stock shall be converted automatically into one fully paid and nonassessable share of non-voting common stock of the Corporation having the terms established by the Class B Common Articles of Amendment (the "Class B Common Stock").

         (ii) The Corporation shall make such arrangements as it deems appropriate for the issuance as soon as practicable of certificates representing shares of Class B Common Stock issued upon the mandatory conversion of the Series A Preferred Stock in exchange for and contingent upon surrender by the holder of the certificate(s) representing such holder's shares of Series A Preferred Stock. From and after the date of mandatory conversion, certificates representing shares of Series A Preferred Stock shall be deemed to represent an equal number of shares of Class B Common Stock.

              4.2  RIGHT TO CONVERT

                   If mandatory conversion of the Series A Preferred Stock as provided in Section 4.1 shall not have occurred prior thereto, beginning on September 21, 1998, the holders of shares of Series A Preferred Stock shall have the right, at their option, to convert each such share, at any time and from time to time, into one fully paid and nonassessable share of Common Stock (the "Conversion Ratio", which is subject to adjustment as provided below);
PROVIDED, HOWEVER, that no holder of Series A Preferred Stock shall be entitled to convert shares of such Series A Preferred Stock shall be entitled to convert shares of such Series A Preferred Stock into Common Stock pursuant to the foregoing provision, if, as a result of such conversion, such person would become the Beneficial Owner of more than 4.9% of the Corporation's outstanding Common Stock. "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934 (or any successor provision thereto). Notwithstanding the foregoing, so long as mandatory conversion has not occurred, the foregoing conversion right may be exercised at any time after the date of these Articles supplementary and irrespective of the 4.9% limitation (and no such limit shall apply) if any of the following circumstances occurs:

                        (i) For any two consecutive fiscal quarters, the aggregate amount outstanding as of the end of the quarter under (1) all mortgage indebtedness of the Corporation and its consolidated entities and
    (2) unsecured indebtedness of the Corporation and its consolidated entities for money borrowed that has not made generally subordinate to the other indebtedness for borrowed money of the Corporation or any consolidated entity exceeds fifty-five percent (55%) of the Corporation's total market capitalization, defined as the market value of all of the Corporation's outstanding capital stock, assuming the conversion of all outstanding convertible securities, including the Series A Preferred Stock plus the amount of the Company's total non-convertible indebtedness (ass as such items of indebtedness and capitalization are reported in consolidated financial statements contained in the Corporation's Form 10-Ks and Form 10-Qs as filed with the Securities and Exchange Commission); or

                        (ii) Fewer than three of John S. Gates, Jr., Robert M. Stovall, Michael M. Mullen and Paul S. Fisher are continuing as Key Managers of the

    Company. (For purposes of this subparagraph (ii), a "Key Manager" shall mean a Person who is (a) employed by the Company and (b) actively participates as a senior executive officer in the management of the Company.); or

                        (iii) If (A) the Corporation shall be party to, or shall have announced or entered into an agreement for, any transaction (including, without limitation, a merger, consolidation, statutory share exchange or sale of all or substantially all of its assets (each of the foregoing a "Transaction")), in each case as a result of which shares of Common Stock shall have been or will be converted into the right to receive stock, securities or other property (including cash or any combination thereof) or which has resulted or will result in the holders of Common Stock immediately prior to the Transaction owning less than 50% of the Common Stock after the Transaction, or (b) a "change of control" as defined in the next sentence occurs with respect to the Corporation. A change of control shall mean the acquisition (including by virtue of a merger, share exchange or other business combination) by one stockholder or a group of stockholders acting in concert of the power to elect a majority of the
    Corporation's board of directors.   The Corporation shall notify the
    holders of Series A Preferred Stock promptly if any of the events listed in this Section 4.1(iii) shall occur.

              4.3  MANDATORY CONVERSION INTO COMMON STOCK

              (i)  If mandatory conversion has not occurred pursuant to Section
4.1 above, beginning on September 30, 1998, and at the end of each calendar quarter thereafter, such number of shares of Series A Preferred Stock will mandatorily convert into such number of shares of Common Stock as will result in the holders of the Series A Preferred Stock owning, in the aggregate, 4.9% of the then outstanding shares of Common Stock; and if on any such date the total number of outstanding shares of Series A Preferred Stock would not, upon conversion, result in the holders thereof owning, in the aggregate, 4.9% of the then outstanding shares of Common Stock, then all such outstanding shares of Series A Preferred Stock will mandatorily convert into Common Stock. The Company will notify the Investor in writing at least five (5) business days prior to the end of each calendar quarter as to the number of shares of Series A Preferred Stock subject to mandatory conversion, which number will be revised, if necessary, as a result of intervening events, no later than two (2) business days after the end of the applicable quarter.

              (ii) On the tenth anniversary of the Original Issue Date, each remaining share of Series A Preferred Stock which has not been converted to Class B Common Stock or Common Stock shall mandatorily convert to that number of fully paid and nonassessable shares of Common Stock equal to the Conversion Ratio, as adjusted, regardless of the 4.9% limitation described in Section 4.1 above.

              (iii) The Corporation shall make such arrangements as it deems appropriate for the issuance as soon as practicable of certificates representing shares of Common Stock issued upon the mandatory conversion of the Series A Preferred Stock in exchange for and contingent upon surrender by the holder of the certificate(s) representing such holder's shares of

Series A Preferred Stock. From and after the date of mandatory conversion, certificates representing shares of Series A Preferred Stock shall be deemed to represent an equal number of shares of Common Stock.

              4.4 PROCEDURE FOR CONVERSION. In order to exercise its right to convert shares of Series A Preferred Stock into Common Stock pursuant to Section
4.2 above, the holder thereof shall surrender the certificate(s) therefor, duly endorsed if the Corporation shall so require, or accompanied by appropriate instruments of transfer satisfactory to the corporation, at the office of any transfer agent for the Series A Preferred Stock, or if there is no such transfer agent, at the principal offices of the Corporation, or at such other office as may be designated by the Corporation, together with written notice that such holder elects to convert such shares. Such notice shall also state the name(s) and address(es) in which such holder wishes the certificate(s) for the shares of Common Stock issuable upon conversion to be issued. As soon as practicable after an optional conversion, the Corporation shall issue and deliver at said office a certificate or certificates for the number of whole shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock duly surrendered for conversion, to the person(s) entitled to receive the same. Shares of Series A Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the date on which the certificates therefor and notice of election to convert the same are duly received by the Corporation in accordance with the foregoing provisions, and the person(s) entitled to receive the Common Stock issuable upon such conversion shall be deemed for all purposes as record holder(s) of such Common Stock as of the close of business on such date.

              4.5 NO FRACTIONAL SHARES. No fractional shares shall be issued upon conversion of the Series A Preferred Stock into Common Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion. As to any final fraction of a share which the holder of one or more shares of Series A Preferred Stock would be entitled to receive upon exercise of his conversion right, the Corporation shall pay a cash adjustment in an amount equal to the same fraction of the last sale price (or bid price if there were no sales) per share of Common Stock on the American Stock Exchange on the business day which next precedes the conversion date or, if such Common Stock is not then listed or admitted to trading on such Exchange, on any national securities exchange, of the market price per share (as determined in a manner prescribed by the Board of Directors of the Corporation) at the close of business on the business day which next precedes the conversion date.

              4.6  ADJUSTMENTS.

              (i) The Conversion Ration shall be subject to adjustment as follows:

                   (A) In the event the Corporation shall at any time (i) pay a dividend or make a distribution to holders of Common Stock in shares of capital stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Corporation, the Conversion Ratio in effect immediately prior thereto shall be adjusted as provided below so that the holder of any share of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Series A Preferred Stock been converted immediately prior to the happening of such event. Any adjustment made pursuant to this subparagraph (a) shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                   (B) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less thank the current market price (as hereinafter defined) per share of Common Stock at the record date mentioned below, the number of shares of Common Stock into which each share of Series A Preferred Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of Series A Preferred Stock was therefore convertible by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

                   (C) In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase securities issued by the Corporation or property of the Corporation (excluding those referred to in subparagraph (b) above), then in each such case the number of shares of Common Stock into which each share of Series A Preferred Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of Series A Preferred Stock was theretofore convertible by a fraction, of which the numerator shall be the current market price per share of the Common Stock, and of which the denominator shall be such current market price per share of Common Stock, less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidence of indebtedness so distributed or of such rights or warrants applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

                   (D) If any such rights or warrants referred to above shall expire without having been exercised, the Conversion Ratio as theretofore adjusted because of the issue of such rights or warrants shall forthwith be readjusted to the Conversion Ratio which would have been in effect had an adjustment been made on the basis that only the rights or warrants so issued or sold were those rights or warrants actually exercised and that with respect to any such rights or warrants to subscribe for or purchase securities issued by the Corporation, other than Common Stock or property of the Corporation, the fair market value thereof shall be the fair market value of the rights or warrants actually exercised. If any such rights or warrants shall expire without having been exercised, the Conversion Ratio as theretofore adjusted because of the issue of such rights or warrants shall forthwith be readjusted to the Conversion Ratio which would have been in effect had an adjustment been made on the basis that the only rights or warrants, so issued or sold, were those rights or warrants actually exercised and that with respect to any such rights or warrants to subscribe for or purchase securities issued by the Corporation, other than Common Stock, or property of the Corporation the fair market value thereof shall be the fair market value of the rights or warrants actually exercised.

         For the purpose of any computation under this paragraph (i) the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the 15 consecutive business days commencing 30 business days before the day in question. The closing price for each day shall be the last reported sale price regular way or, in the case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the American Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on any national securities exchange, designated by the Board of Directors, on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any American Stock Exchange or New York Stock Exchange firm selected from time to time by the Corporation for the purpose.

         All calculations under this paragraph (i) shall be made to the nearest cent or to the nearest 1/100th of a share as the case may be.

              (ii) No adjustment of the Conversion Ratio shall be made as a result of or in connection with the issuance of Common Stock of the Corporation pursuant to options or stock purchase agreements now or hereafter granted or entered into with directors, officers or employees of the Corporation or its subsidiaries in connection with their employment, whether entered into at the beginning of the employment or at any time thereafter.

              (iii)     In case of:

                   (A)  any capital reorganization of the Corporation, or

                   (B) the consolidation or merger of the Corporation with or into another corporation, or

                   (C) a statutory share exchange whereby the Corporation's Common Stock is converted into property other than cash, or

                   (D) the sale, transfer or other disposition of all or substantially all of the property, assets or business of the Corporation as a result of which sale, transfer or other disposition property other than cash shall be payable or distributable to the holders of the Common Stock, then, in each such case, each share of Series A Preferred Stock shall thereafter be convertible into the number and class of shares or other securities or property of the Corporation, or of the corporation resulting from such consolidation or merger or with or to which such statutory share exchange, sale, transfer or other disposition shall have been made, to which the Common Stock otherwise issuable upon conversion of such share of Series A Preferred Stock would have been entitled upon such reorganization, consolidation, merger, statutory share exchange, or sale, transfer or other disposition if outstanding at the time thereof; and in any such case appropriate adjustment, as determined by the Board of Directors, shall be made in the application of the provisions set forth in this Section 4.6 with respect to the conversion rights thereafter of the holders of the Series A Preferred Stock, to the end that such provisions shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or securities or other property thereafter issuable or deliverable upon the conversion of Series A Preferred Stock. Proper provision shall be made as a part of the terms of any such reorganization, consolidation, merger, statutory share exchange or sale, transfer or other disposition whereby the conversion rights of the holders of Series A Preferred Stock shall be protected and preserved in accordance with the provisions of this paragraph (iii). The provisions of this paragraph (iii) shall similarly apply to successive capital reorganizations, consolidations, mergers, statutory share exchanges, sales, transfers or other dispositions of property as aforesaid.

              (iv) Upon conversion of any shares of Series A Preferred Stock, no payment or. adjustment shall be made on account of dividends accrued, whether or not in arrears, on such shares or on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

              (v) Whenever the Conversion Ratio shall be adjusted as herein provided, the Corporation shall cause to be mailed by first class mail, postage prepaid, as soon as practicable to each holder of record of shares of Series A Preferred Stock a notice stating that the Conversion Ratio has been adjusted and setting forth the adjusted Conversion Ratio, together with an explanation of the calculation of the same.

              (vi) If the Corporation shall be party to any Transaction in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), the holder of each share of Series A Preferred Stock shall have the right after such Transaction to convert such share, pursuant to the optional conversion provisions hereof, into the number and kind of shares of stock or other securities and the amount and kind of property receivable upon such Transaction by a holder of the number of shares of Common Stock issuable upon conversion of such share of Series A Preferred Stock immediately prior to such Transaction. The Corporation shall not be party to any Transaction unless the terms of such Transaction are consistent with the provisions of this Section 4.6(vi), and it shall not consent to or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series A Preferred Stock, thereby enabling the holders of the Series A Preferred Stock to receive the benefits of this
Section 4.6(vi) and the other provisions of these Articles Supplementary. Without limiting the generality of the foregoing, provision shall be made for adjustments in the Conversion Ratio which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 4.6(i). The provisions of this Section 4.6(vi) shall similarly apply to successive Transactions.

              (vii) In the event that the Corporation shall propose to effect any Transaction which would result in an adjustment under Section 4.6(vi), the Corporation shall cause to be mailed to the holders of record of Series A Preferred Stock at least 20 days prior to the applicable date hereinafter specified a notice stating the date on which such Transaction is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such Transaction. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such Transaction.

              4.7  OTHER.

              (i) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock the maximum number of shares of Common Stock issuable upon the conversion of all shares of Series A Preferred Stock then outstanding, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

              (ii) The Corporation shall pay any taxes that may be payable in respect of the issuance of shares of Common Stock upon conversion of shares of Series A Preferred Stock, but the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer of shares of Series A Preferred Stock or any transfer involved in the issuance of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted are registered, and the Corporation shall not be required to transfer any such shares of Series A Preferred Stock or to issue or deliver any such shares of Common Stock unless and until the person(s) requesting such transfer or issuance shall have paid to the Corporation the amount of any such taxes, or shall have established to the satisfaction of the Corporation that such taxes have been paid.

              (iii) The Corporation will not, by amendment of the Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in carrying out of all the provisions of these Articles Supplementary and in the taking of all such action as may be necessary or appropriate to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

              (iv) Holders of Series A Preferred Stock shall be entitled to receive copies of all communications by the Corporation to its holders of Common Stock, concurrently with the distribution to such shareholders.

              (v) The Corporation warrants that all Common Stock issued upon conversion of shares of Series A Preferred Stock will upon issue be fully paid and nonassessable by the Corporation and free from original issue taxes.

         (5) VOTING RIGHTS. The holders of record of Series A Preferred Stock shall not be entitled to vote on any matter on which the holders of record of Common Stock are entitled to vote, except that the holders of a majority of the Series A Preferred Stock, voting as a separate class, shall be required to vote on and approve: (a) any material adverse change in the rights, preferences or privileges of the Series A Preferred Stock, and (b) any creation of a new class of stock having rights, preferences or privileges senior to or in parity with the rights, preferences or privileges of the Series A Preferred Stock.

         (6) REACQUIRED SHARES. Shares of Series A Preferred Stock converted, redeemed or otherwise purchased or acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock without designation as to series.

    IN WlTNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on September 21st, 1995.


    WITNESS:                           CENTERPOINT PROPERTIES
                                       CORPORATION



/s/ Paul S. Fisher                   By:    /s/ John S. Gates, Jr.
-------------------------------             ---------------------------
    Paul S. Fisher, Secretary                   John S. Gates, Jr., President


    THE UNDERSIGNED, President of CenterPoint Properties Corporation, who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.


                                  /s/ John S. Gates, Jr.
                                  ------------------------------
                                      John S. Gates, Jr., President

                           CENTERPOINT PROPERTIES CORPORATION

                                ARTICLES OF AMENDMENT


         CENTERPOINT PROPERTIES CORPORATION a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST:  The Charter of the Corporation is hereby amended as follows:

              (a) Article V, Section I of the Charter of the Corporation is hereby amended in its entirety to read as follows:

              Section 1. Authorized Shares. The total number of shares of stock which the Corporation has authority to issue is 60,000,000 shares, of which 40,000,000 are shares of Common Stock, par value $.001 per share ("Common Stock"), 10,000,000 are shares of Class B Common Stock, par value $.001 per share ("Class B Common Stock") and 10,000,000 are shares of Series Preferred Stock, par value $.001 per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $60,000.

              (b) Article V is further amended by adding a new section 3 to read as follows:

              Section 3. CLASS B COMMON STOCK. The Class B Common Stock shall have the following rights:

              (1)  Dividend Rights.

          (a)  The holders of record of outstanding shares of Class
         B Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, cash dividends which are payable when, as and if authorized by the Board of Directors, PARI PASSU with any dividends paid on the Corporation's Common Stock, in an amount per share equal to the Class B Common Stock Common Dividend Amount, as in effect from time to time. The initial per share Class B Common Stock Common Dividend Amount per annum shall be equal to $__________.(1) Each calendar quarter hereafter (or, if the date of original issuance of the Class B Common Stock (the "Original Issue Date") is not on the first day of a calendar quarter, the period beginning on the Original Issue Date and ending on the last day of the calendar quarter of issuance) is referred to hereinafter as a "Dividend Period." The amount of dividends payable with respect to each full dividend period for the Class B Common Stock shall be computed by dividing the Class B Common Stock Common Dividend

         Amount by four. The amount of dividends on the Class B Common Stock payable with respect to the initial Dividend Period, or any other Dividend Period shorter or longer than a full Dividend Period shall be computed ratably on the basis of the actual number of days in such Dividend Period. In the event of any change in the quarterly cash dividend per share applicable to the Common Stock after the date of these Articles of Amendment, the quarterly cash dividend per share of the Class B Common Stock shall be adjusted for the same dividend period by an amount computed by multiplying the amount of the change in the Common Stock dividend by the Conversion Ratio (as defined in Section 3.2).

                   (b) In the event the Corporation shall declare a distribution payable in (i) securities of other persons, (ii) evidences of indebtedness issued by the Corporation or other persons,
         (iii) assets (excluding cash dividends) or (iv) options or rights to purchase capital stock or evidences of indebtedness in the Corporation or other persons, then, in each such case for the purpose of this
         Section 3(1), the holders of the Class B Common Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Class B Common Stock are or would be convertible (assuming such shares of Class B Common Stock were then convertible) as of the record date fixed for determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

              (2)  Liquidation Rights.

              (a) Subject to any prior rights of any other class or series of stock, the holders of Class B Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution pro rata with the other holders of shares of capital stock of the Corporation as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Class B Common Stock are or would be convertible (assuming such shares of Class B Common Stock were then convertible) as of the record date applicable to such distribution

              (b) Neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation into the Corporation, nor the purchase or redemption of all or part of the outstanding shares of any class or classes of stock of the Corporation, nor a sale or transfer of all or any part of its assets, shall be considered a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3(2).

              (3)  Conversion Rights.

              3.1  MANDATORY CONVERSION INTO COMMON STOCK

         (a) Beginning on September 30, 1998, and at the end of each calendar quarter thereafter, such number of shares of Class B Common Stock will mandatorily convert into such number of shares of Common Stock as will result in the holders of the Class B Common Stock owning, in the aggregate, 4.9% of the then outstanding shares of Common Stock; and if on any such date the total number of outstanding shares of Class B Common Stock would not, upon conversion, result in the holders thereof owning, in the aggregate, 4.9% of the then outstanding shares of Common Stock, then all such outstanding shares of Class B Common Stock will mandatorily convert into Common Stock. The Company will notify the Investor in writing at least five (5) business days prior to the end of each calendar quarter as to the number of shares of Class B Common Stock subject to mandatory conversion, which number will be revised, if necessary, as a result of intervening events, no later than two (2) business days after the end of the applicable quarter.

              (b) On the tenth anniversary of the Original Issue Date, each remaining share of Class B Common Stock which has not been converted to Common Stock shall mandatorily convert to that number of fully paid and nonassessable shares of Common Stock equal to the Conversion Ratio, as adjusted, regardless of the 4.9% limitation described in Section 3.1(a) above.

              (c) The Corporation shall make such arrangements as it deems appropriate for the issuance as soon as practicable of certificates representing shares of Common Stock issued upon the mandatory conversion of the Class B Common Stock in exchange for and contingent upon surrender by the holder of the certificates(s) representing such holder's shares of Class B Common Stock. From and after the date of mandatory conversion, certificates representing shares of Class B Common Stock shall be deemed to represent an equal number of shares of Common Stock.

              3.2  RIGHT TO CONVERT.

                   Beginning on September 21, 1998, the holders of shares of Class B Common Stock shall have the right, at their option, to convert each such share, at any time and from time to time, into one fully paid and nonassessable share of Common Stock (the "Conversion Ratio", which is subject to adjustment as provided below); PROVIDED, HOWEVER, that no holder of Class B Common Stock shall be entitled to convert shares of such Class B Common Stock into Common Stock pursuant to the foregoing provision, if, as a result of such conversion, such person would become the Beneficial Owner of more than 4.9% of the Corporation's outstanding Common Stock. "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934 (or any successor provision thereto). Notwithstanding the foregoing, the forgoing conversion right may be exercised at any time after the date of these Articles of Amendment and irrespective of the 4.9% limitation (and no such limit shall apply) if any of the following circumstances occurs:

                   (i) For any two consecutive fiscal quarters, the aggregate amount outstanding as of the end of the quarter under (1) all mortgage indebtedness of the Corporation and its consolidated entities and (2) unsecured indebtedness of the Corporation and its consolidated entities for money borrowed that has not been made generally subordinate to the other indebtedness for borrowed money of the Corporation or any consolidated entity exceeds fifty-five percent (55%) of the Corporation's total market capitalization, defined as the market value of all of the Corporation's outstanding capital stock, assuming the conversion of all outstanding convertible securities, including the Class B Common Stock plus the amount of the Company's total non-convertible indebtedness (all as such items of indebtedness and capitalization are reported in consolidated financial statements contained in the Corporation's Form 10-Ks and Form 10-Qs as filed with the Securities and Exchange Commission); or

                   (ii) Fewer than three of John S. Gates, Jr., Robert M. Stovall, Michael M. Mullen and Paul S. Fisher are continuing as Key Managers of the Company. (For purposes of this subparagraph (ii), a "Key Manager" shall mean a Person who is (a) employed by the Company and (b) actively participates as a senior executive officer in the management of the Company.); or

                   (iii) If (A) the Corporation shall be party to, or shall have announced or entered into an agreement for, any transaction (including, without limitation, a merger, consolidation, statutory share exchange or sale of all or substantially all of its assets (each of the foregoing a "Transaction")), in each case as a result of which shares of Common Stock shall have been or will be converted into the right to receive stock, securities or other property (including cash or any combination thereof) or which has resulted or will result in the holders of Common Stock immediately prior to the Transaction owning less than 50% of the Common Stock after the Transaction, or (b) a "change of control" as defined in the next sentence occurs with respect to the Corporation. A change of control shall mean the acquisition (including by virtue of a merger, share exchange or other business combination) by one stockholder or a group of stockholders acting in concert of the power to elect a majority of the Corporation's board of directors. The Corporation shall notify the holders of Class B Common Stock promptly if any of the events listed in this
    Section 3.2(iii) shall occur.

              3.3 The Corporation shall make such arrangements as it deems appropriate for the issuance as soon as practicable of certificates representing shares of Common Stock issued upon the mandatory conversion of the Class B Common Stock in exchange for and contingent upon surrender by the holder of the certificate(s) representing such holder's shares of Class B Common Stock. From and after the date of mandatory conversion, certificates representing shares of Class B Common Stock shall be deemed to represent an equal number of shares of Common Stock.

              3.4 PROCEDURE FOR CONVERSION. In order to exercise its right to convert shares of Class B Common Stock into Common Stock pursuant to
    Section 3.2 above, the holder thereof shall surrender the certificate(s) therefor, duly endorsed if the Corporation shall so require, or accompanied by appropriate instruments of transfer satisfactory to the Corporation, at the office of any transfer agent for the Class B Common Stock, or if there is no such transfer agent, at the principal offices of the Corporation, or at such other office as may be designated by the Corporation, together with written notice that such holder elects to convert such shares. Such notice shall also state the name(s) and address(es) in which such holder wishes the certificate(s) for the shares of Common Stock issuable upon conversion to be issued. As soon as practicable after an optional conversion, the Corporation shall issue and deliver at said office a certificate or certificates for the number of whole shares of Common Stock issuable upon conversion of the shares of Class B Common Stock duly surrendered for conversion, to the person(s) entitled to receive the same. Shares of Class B common Stock shall be deemed to have been converted immediately prior to the close of business on the date on which the certificates therefor and notice of election to convert the same are duly received by the Corporation in accordance with the foregoing provisions, and the person(s) entitled to receive the Common Stock issuable upon such conversion shall be deemed for all purposes as record holder(s) of such Common Stock as of the close of business on such date.

              3.5 NO FRACTIONAL SHARES. No fractional shares shall be issued upon conversion of the Class B Common Stock into Common Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Class B Common Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion. As to any final fraction of a share which the holder of one or more shares of Class B Common Stock would be entitled to receive upon exercise of his conversion right, the Corporation shall pay a cash adjustment in an amount equal to the same fraction of the last sale price (or bid price if there were no sales) per share of Common Stock on the American Stock Exchange on the business day which next precedes the conversion date or, if such Common Stock is not then listed or admitted to trading on such Exchange, on any national securities exchange, of the market price per share (as determined in a manner prescribed by the Board of Directors of the Corporation) at the close of business on the business day which next precedes the conversion date.

              3.6  ADJUSTMENTS.

         (i)  The Conversion Ration shall be subject to adjustment as follows:

                   (A) In the event the Corporation shall at any time (i) pay a dividend or make a distribution to holders of Common Stock in shares of capital stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Corporation, the Conversion Ratio in effect immediately prior thereto shall be adjusted as provided below so that the holder of any share of Class B Common Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such share of Class B Common Stock been converted immediately prior to the happening of such event. Any adjustment made pursuant to this subparagraph (a) shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                   (B) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price (as hereinafter defined) per share of Common Stock at the record date mentioned below, the number of shares of Common Stock into which each share of Class B Common Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of Class B Common Stock was therefore convertible by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

                   (C) In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase securities issued by the Corporation or property of the Corporation (excluding those referred to in subparagraph
    (b) above), then in each such case the number of shares of Common Stock into which each share of Class B Common Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such shares of Class B Common Stock was theretofore convertible by a fraction, of which the numerator shall be the current market price per share of the Common Stock, and of which the denominator shall be such current market price per share of Common Stock, less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidence of indebtedness so distributed or of such rights or warrants applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

                   (D) If any such rights or warrants referred to above shall expire without having been exercised, the Conversion Ratio as theretofore adjusted because of the issue of such rights or warrants shall forthwith be readjusted to the Conversion Ratio which would have been in effect had an adjustment been made on the basis that only the rights or warrants so issued or sold were those rights or warrants actually exercised and that with respect to any such rights or warrants to subscribe for or purchase securities issued by the Corporation, other than Common Stock or property of the Corporation, the fair market value thereof shall be the fair market value of the rights or warrants actually exercised. If any such rights or warrants shall expire without having been exercised, the Conversion Ratio as theretofore adjusted because of the issue of such rights or warrants shall forthwith be readjusted to the Conversion Ratio which would have been in effect had an adjustment been made on the basis that the only rights or warrants, so issued or sold, were those rights or warrants actually exercised and that with respect to any such rights or warrants to subscribe for or purchase securities issued by the Corporation, other than Common Stock, or property of the Corporation the fair market value thereof shall be the fair market value of the rights or warrants actually exercised.

         For the purpose of any computation under this paragraph (i) the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the 15 consecutive business days commencing 30 business days before the day in question. The closing price for each day shall be the last reported sale price regular way or, in the case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the American Stock Exchange, or, if the Common Stock is noted listed or admitted to trading on such Exchange, on any national securities exchange, designated by the Board of Directors, on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any American Stock Exchange or New York Stock Exchange firm selected from time to time by the Corporation for the purposes.

         All calculations under this paragraph (i) shall be made to the nearest cent or to the nearest 1/100th of a share as the case may be.

              (ii) No adjustment of the Conversion Ratio shall be made as a result of or in connection with the issuance of Common Stock of the Corporation pursuant to options or stock purchase agreements now or hereafter granted or entered into with directors, officers or employees of the Corporation or its subsidiaries in connection with their employment, whether entered into at the beginning of the employment or at any time thereafter.

              (iii) In case of:

         (A)  any capital reorganization of the Corporation, or

         (B) the consolidation or merger of the Corporation with or into another corporation, or

         (C) a statutory share exchange whereby the Corporation's Common Stock is converted into property other than cash, or

         (D) the sale, transfer or other disposition of all or substantially all of the property, assets or business of the Corporation as a result of which sale, transfer or other disposition property other than cash shall be payable or distributable to the holders of the Common Stock, then, in each such case, each share of Class B Common Stock shall thereafter be convertible into the number and class of shares or other securities or property of the Corporation, or of the Corporation resulting from such consolidation or merger or with or to which such statutory share exchange, sale, transfer or other disposition shall have been made, to which the Common Stock otherwise issuable upon conversion of such share of Class B Common Stock would have been entitled upon such reorganization, consolidation, merger, statutory share exchange, or sale, transfer or other disposition if outstanding at the time thereof; and in any such case appropriate adjustment, as determined by the Board of Directors, shall be made in the application of the provisions set forth in this Section 3.6 with respect to the conversion rights thereafter of the holders of the Class B Common Stock, to the end that such provisions shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or securities or other property thereafter issuable or deliverable upon the conversion of Class B Common Stock. Proper provision shall be made as a part of the terms of any such reorganization, consolidation, merger, statutory share exchange or sale, transfer or other disposition whereby the conversion rights of the holders of Class B Common Stock shall be protected and preserved in accordance with the provisions of this paragraph (iii). The provisions of this paragraph (iii) shall similarly apply to successive capital reorganizations, consolidations, mergers, statutory share exchanges, sales, transfers or other dispositions of property as aforesaid.

              (iv) Upon conversion of any shares of Class B Common Stock, no payment or adjustment shall be made on account of dividends accrued, whether or not in arrears, on such shares or on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

              (v) Whenever the conversion Ratio shall be adjusted as herein provided, the Corporation shall cause to be mailed by first class mail, postage prepaid, as soon as practicable to each holder of record of shares of Class B Common Stock a notice stating that the Conversion Ratio has been adjusted and setting forth the adjusted Conversion Ratio, together with an explanation of the calculation of the same.

              (vi) If the Corporation shall be party to any Transaction in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), the holder of each share of Class B Common Stock shall have the right after such Transaction to convert such share, pursuant to the optional conversion provisions hereof, into the number and kind of shares of stock or other securities and the amount and kind of property receivable upon such Transaction by a holder of the number of shares of

    Common Stock issuable upon conversion of such share of Class B Common Stock immediately prior to such Transaction. The Corporation shall not be party to any Transaction unless the terms of such Transaction are consistent with the provisions of this Section 3.6(vi), and it shall not consent to or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Class B Common Stock, thereby enabling the holders of the Class B Common Stock to receive the benefits of this Section 3.6(vi) and the other provisions of these Articles of Amendment. Without limiting the generality of the foregoing, provisions shall be made for adjustments in the Conversion Ratio which shall be as nearly equivalent as may be practicable to the adjustments provided for in
    Section 3.6(i). The provisions of this Section 3.6(vi) shall similarly apply to successive Transactions.

              (vii) In the event that the Corporation shall propose to effect any Transaction which would result in an adjustment under Section 3.6(vi), the Corporation shall cause to be mailed to the holders of record of Class B Common Stock at least 20 days prior to the applicable date hereinafter specified a notice stating the date on which such Transaction is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such Transaction. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such Transaction.

              3.7  OTHER.

              (i) The Corporation shall at al times reserve and keep available out of its authorized but unissued Common Stock the maximum number of shares of Common Stock issuable upon the conversion of all shares of Class B Common Stock then outstanding, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class B Common Stock, in addition to such other remedies as shall be available to the holder of such Class B Common Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

              (ii) The Corporation shall pay any taxes that may be payable in respect of the issuance of shares of Common Stock upon conversion of shares of Class B Common Stock, but the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer of shares of Class B Common Stock or any transfer involved in the issuance of shares of Common Stock in a name other than that in which the shares of Class B Common Stock so converted are registered, and the Corporation shall not be required to transfer any such shares of Class B Common Stock or to issue or deliver any such shares of Common Stock unless and until the person(s) requesting such transfer or issuance shall have paid to the Corporation the amount of any such taxes, or shall have established to the satisfaction of the Corporation that such taxes have been paid.

              (iii) The Corporation will not, by amendment of the Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in carrying out of all the provisions of these Articles of Amendment and in the taking of all such action as may be necessary or appropriate to protect the conversion rights of the holders of the Class B Common Stock against impairment.

              (iv) Holders of Class B Common Stock shall be entitled to receive copies of all communications by the Corporation to its holders of Common Stock, concurrently with the distribution to such shareholders.

              (v) The Corporation warrants that all Common Stock issued upon conversion of shares of Class B Common Stock will upon issue be fully paid and nonassessable by the Corporation and free from original issue taxes.

         (5) Voting Rights. The holders of record of Class B Common Stock shall not be entitled to vote on any matter on which the holders of record of Common Stock are entitled to vote, except that the holders of a majority of the Class B Common Stock, voting as a separate class, shall be required to vote on and approve: (a) any material adverse change in the rights, preferences or privileges of the Class B Common Stock, and (b) any creation of a new class of stock having rights, preferences or privileges senior to or in parity with the rights, preferences or privileges of the Class B Common Stock.

         (6) Reacquired Shares. Shares of Class B Common Stock converted, redeemed or otherwise purchased or acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock without designation as to series.


    SECOND: The amendment does not increase the authorized stock of the Corporation.

    THIRD: The foregoing amendment to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

    IN WITNESS WHEREOF, CenterPoint Properties Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on ___________________, 1995.


WITNESS:                               CENTERPOINT PROPERTIES
                                       CORPORATION


                                       By:
------------------------------              ------------------------------
Secretary                                        President


    THE UNDERSIGNED, President of CenterPoint Properties Corporation, who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                                       -----------------------------------
                                       President


--------------------

I   This number will be filled in before these Articles are filed and will equal the Series A Preferred Stock Dividend Amount as of the conversion date of the Series A Preferred Stock into Class B Common Stock.

                          CENTERPOINT PROPERTIES CORPORATION

                                ARTICLES OF AMENDMENT


    CENTERPOINT PROPERTIES CORPORATION, a Maryland corporation (the "Corporation"), having its principal office in Chicago, Illinois, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

    FIRST:  The Charter of the Corporation is hereby amended as follows:

         (a) Article V, Section 1 of the Charter of the Corporation is hereby amended in its entirety to read as follows:

         Section 1. AUTHORIZED SHARES. The total number of shares of stock which the Corporation has authority to issue is 60,000,000 shares, of which 47,727,273 are shares of Common Stock, par value $.001 per share ("Common Stock"), 2,272,727 are shares of Class B Common Stock, par value $.001 per share ("Class B Common Stock") and 10,000,000 are shares of Series Preferred Stock, par value $.001 per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $60,000.

         (b) Article V is further amended by adding a new section 5 to read as follows:

         Section 3. CLASS B COMMON STOCK. The Class B Common Stock shall have the following rights:

                   (1)  Dividend Rights.

                   (a) The holders of record of outstanding shares of Class B Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, cash dividends which are payable when, as and if authorized by the Board of Directors, PARI PASSU with any dividends paid on the Corporation's Common Stock, in an amount per share equal to the Class B Common Stock Common Dividend Amount, as in effect from time to time. The initial per share Class B Common Stock Common Dividend Amount per annum shall be equal to $1.6068. Each calendar quarter hereafter (or, if the date of original issuance of the Class B Common Stock (the "Original Issue Date") is not on the first day of a calendar quarter, the period beginning on the Original Issue Date and ending on the last day of the calendar quarter of issuance) is referred to hereinafter as a "Dividend Period." The amount of dividends payable with respect to each full dividend period for the Class B Common Stock shall be computed by dividing the Class B Common Stock Common Dividend Amount by four. The amount of dividends on the Class B Common Stock payable with respect to the initial Dividend Period, or any other Dividend Period shorter or longer than a full Dividend Period shall be computed ratably on the basis of the actual number of days in such Dividend Period. In the event of any change in the quarterly cash dividend per share applicable to the Common Stock after the date of these Articles of Amendment, the quarterly cash dividend per share of the Class B Common Stock shall be adjusted for the same dividend period by an amount computed by multiplying the amount of the change in the Common Stock dividend by the Conversion Ratio (as defined in Section 3.2).

                   (b) In the event the Corporation shall declare a distribution payable in (i) securities of other persons, (ii) evidences of indebtedness issued by the Corporation or other persons, (iii) assets (excluding cash dividends) or (iv) options or rights to purchase capital stock or evidences of indebtedness in the Corporation or other persons, then, in each such case for the purpose of this Section 3(1), the holders of the Class B Common Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Class B Common Stock are or would be convertible (assuming such shares of Class B Common Stock were then convertible) as of the record date fixed for determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

                   (2)  Liquidation Rights.

                   (a) Subject to any prior rights of any other class or series of stock, the holders of Class B Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution pro rata with the other holders of shares of capital stock of the Corporation as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Class B Common Stock are or would be convertible (assuming such shares of Class B Common Stock were then convertible) as of the record date applicable to such distribution.

                   (b) Neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation into the Corporation, nor the purchase or redemption of all or part of the outstanding shares of any class or classes of stock of the Corporation, nor a sale or transfer of all or any part of its assets, shall be considered a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3(2).

                   (3)  Conversation Rights.

                        3.1  MANDATORY CONVERSION INTO COMMON STOCK.

                   (a) Beginning on September 30, 1998, and at the end of each calendar quarter thereafter, such number of shares of Class B Common Stock will mandatorily convert into such number of shares of Common Stock as will result in the holders of the Class B Common Stock owning, in the aggregate, 4.9% of the then outstanding shares of Common Stock; and if on any such date the total number of outstanding shares of Class B Common Stock would not, upon conversion, result in the holders thereof owning, in the aggregate, 4.9% of the then outstanding shares of Common Stock, then all such outstanding shares of Class B Common Stock will mandatorily convert into Common Stock. The Company will notify the Investor in writing at least five (5) business days prior to the end of each calendar quarter as to the number of shares of Class B Common Stock subject to mandatory conversion, which number will be revised, if necessary, as a result of intervening events, no later than two (2) business days after the end of the applicable quarter.

                   (b) On the tenth anniversary of the Original Issue Date, each remaining share of Class B Common Stock which has not been converted to Common Stock shall mandatorily convert to that number of fully paid and nonassessable shares of Common Stock equal to the Conversion Ratio, as adjusted, regardless of the 4.9% limitation described in Section 3.1(a) above.

                   (c) The Corporation shall make such arrangements as it deems appropriate for the issuance as soon as practicable of certificates representing shares of Common Stock issued upon the mandatory conversion of the Class B Common Stock in exchange for and contingent upon surrender by the holder of the certificate(s) representing such holder's shares of Class B Common Stock. From and after the date of mandatory conversion, certificates representing shares of Class B Common Stock shall be deemed to represent an equal number of shares of Common Stock.

              3.2  RIGHT TO CONVERT.

                   Beginning on September 21, 1998, the holders of shares of Class B Common Stock shall have the right, at their option, to convert each such share, at any time and from time to time, into one fully paid and nonassessable share of Common Stock (the "Conversion Ratio," which is subject to adjustment as provided below); PROVIDED, HOWEVER, that no holder f Class B Common Stock shall be entitled to convert shares of such Class B Common Stock into Common Stock pursuant to the foregoing provision, if, as a result of such conversion, such person would become the Beneficial Owner of more than 4.9% of the Corporation's outstanding Common Stock. "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Securities and Exchange Act of 1934 (or any successor provision thereto). Notwithstanding the foregoing, the foregoing conversion right may be exercised at any time after the date of these Articles of Amendment and irrespective of the 4.9% limitation (and no such limit shall apply) if any of the following circumstances occurs:

                   (i) For any two consecutive fiscal quarters, the aggregate amount outstanding as of the end of the quarter under (1) all mortgage indebtedness of the Corporation and its consolidated entities and (2) unsecured indebtedness of the Corporation and its consolidated entities for money borrowed that has not been made generally subordinate to the other indebtedness for borrowed money of the Corporation or any consolidated entity exceeds fifty-five percent (55%) of the Corporation's total market capitalization, defined as the market value of all of the Corporation's outstanding capital stock, assuming the conversion of all outstanding convertible securities, including the Class B Common Stock plus the amount of the Company's total non-convertible indebtedness (all as such items of indebtedness and capitalization are reported in consolidated financial statements contained in the Corporation's Form 10-Ks and Form 10-Qs as filed with the Securities and Exchange Commission); or

                   (ii) Fewer than three of John S. Gates, Jr., Robert M. Stovall, Michael M. Mullen and Paul S. Fisher are continuing as Key Managers of the Company. (For purposes of this subparagraph (ii), a "Key Manager" shall mean a Person who is (a) employed by the Company and (b) actively participates as a senior executive officer in the management of the Company); or

                   (iii) If (A) the Corporation shall be party to, or shall have announced or entered into an agreement for, any transaction (including, without limitation, a merger, consolidation, statutory share exchange or sale of all or substantially all of its assets (each of the foregoing a "Transaction")), in each case as a result of which shares of Common Stock shall have been or will be converted into the right to receive stock, securities or other property (including cash or any combination thereof) or which has resulted or will result in the holders of Common Stock immediately prior to the Transaction owning less than 50% of the Common Stock after the Transaction, or (b) a "change of control" as defined in the next sentence occurs with respect to the Corporation. A change of control shall mean the acquisition (including by virtue of a merger, share exchange or other business combination) by one stockholder or a group of stockholders acting in concert of the power to elect a majority of the Corporation's board of directors. The Corporation shall notify the holders of Class B Common Stock promptly if any of the events listed in this Section 3.2(iii) shall occur.

              3.3 The Corporation shall make such arrangements as it deems appropriate for the issuance as soon as practicable of certificates representing shares of Common Stock issued upon the mandatory conversion of the Class B Common Stock in exchange for and contingent upon surrender by the holder of the certificate(s) representing such holder's shares of Class B Common Stock. From and after the date of mandatory conversion, certificates representing shares of Class B Common Stock shall be deemed to represent an equal number of shares of Common Stock.

              3.4 PROCEDURE FOR CONVERSION. In order to exercise its right to convert shares of Class B Common Stock into Common Stock pursuant to
    Section 3.2 above, the holder thereof shall surrender the certificate(s) therefor, duly endorsed if the Corporation shall so require, or accompanied by appropriate instruments of transfer satisfactory to the Corporation, at the office of any transfer agent for the Class B Common Stock, or if there is no such transfer agent, at the principal offices of the Corporation, or at such other office as may be designated by the Corporation, together with written notice that such holder elects to convert such shares. Such notice shall also state the name(s) and address(es) in which such holder wishes the certificate(s) for the shares of Common Stock issuable upon conversion to be issued. As soon as practicable after an optional conversion, the Corporation shall issue and deliver at said office a certificate or certificates for the number of whole shares of Common Stock issuable upon conversion of the shares of Class B Common Stock duly surrendered for conversion, to the person(s) entitled to receive the same. Shares of Class B Common Stock shall be deemed to have been converted immediately prior to the close of business on the date on which the certificates therefor and notice of election to convert the same are duly received by the Corporation in accordance with the foregoing provisions, and the person(s) entitled to receive the Common Stock issuable upon such conversion shall be deemed for all purposes as record holder(s) of such Common Stock as of the close of business on such date.

              3.5 NO FRACTIONAL SHARES. No fractional shares shall be issued upon conversion of the Class B Common Stock into Common Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Class B Common Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion. As to any final fraction of a share which the holder of one or more shares of Class B Common Stock would be entitled to receive upon exercise of his conversion right, the Corporation shall pay a cash adjustment in an amount equal to the same fraction of the last sale price (or bid price if there were no sales) per share of Common Stock on the American Stock Exchange on the business day which next precedes the conversion date or, if such Common Stock is not then listed or admitted to trading on such Exchange, on any national securities exchange, of the market price per share (as determined in a manner prescribed by the Board of Directors of the Corporation) at the close of business on the business day which next precedes the conversion date.

              3.6  ADJUSTMENTS.

              (i) The Conversion Ratio shall be subject to adjustment as follows:

                   (A) In the event the Corporation shall at any time (i) pay a dividend or make a distribution to holders of Common Stock in shares of capital stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Corporation, the Conversion Ratio in effect immediately prior thereto shall be adjusted as provided below so that the holder of any share of Class B Common Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such share of Class B Common Stock been converted immediately prior to the happening of such event. Any adjustment made pursuant to this subparagraph (a) shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                   (B) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price (as hereinafter defined) per share of Common Stock at the record date mentioned below, the number of shares of Common Stock into which each share of Class B Common Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of Class B Common Stock was therefore convertible by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

                   (C) In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase securities issued by the Corporation or property of the Corporation (excluding those referred to in subparagraph (b) above), then in each such case the number of shares of Common Stock into which each share of Class B Common Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of Class B Common Stock was theretofore convertible by a fraction, of which the numerator shall be the current market price per share of the Common Stock, and of which the denominator shall be such current market price per share of Common Stock, less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidence of indebtedness so distributed or of such rights or warrants applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

                   (D) If any such rights or warrants referred to above shall expire without having been exercised, the Conversion Ratio as theretofore adjusted because of the issue of such rights or warrants shall forthwith be readjusted to the Conversion Ratio which would have been in effect had an adjustment been made on the basis that only the rights or warrants so issued or sold were those rights or warrants actually exercised and that with respect to any such rights or warrants to subscribe for or purchase securities issued by the Corporation, other than Common Stock or property of the Corporation, the fair market value thereof shall be the fair market value of the rights or warrants actually exercised. If any such rights or warrants shall expire without having been exercised, the Conversion Ratio as theretofore adjusted because of the issue of such rights or warrants shall forthwith be readjusted to the Conversion Ratio which would have been in effect had an adjustment been made on the basis that the only rights or warrants, so issued or sold, were those rights or warrants actually exercised and that with respect to any such rights or warrants to subscribe for or purchase securities issued by the Corporation, other than Common Stock, or property of the Corporation the fair market value thereof shall be the fair market value of the rights or warrants actually exercised.

                   For the purpose of any computation under this paragraph (i) the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the fifteen (15) consecutive business days commencing thirty (30) business days before the day in question. The closing price for each day shall be the last reported sale price regular way or, in the case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the American Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on any national securities exchange, designated by the Board of Directors, on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any American Stock Exchange or New York Stock Exchange firm selected from time to time by the Corporation for the purpose.

                   All calculations under this paragraph (i) shall be made to the nearest cent or to the nearest 1/100th of a share as the case may be.

              (ii) No adjustment of the Conversion Ratio shall be made as a result of or in connection with the issuance of Common Stock of the Corporation pursuant to options or stock purchase agreements now or hereafter granted or entered into with directors, officers or employees of the Corporation or its subsidiaries in connection with their employment, whether entered into at the beginning of the employment or at any time thereafter.

              (iii) In case of:

                   (A)  any capital reorganization of the Corporation, or

                   (B) the consolidation or merger of the Corporation with or into another corporation, or

                   (C) a statutory share exchange whereby the Corporation's Common Stock is converted into property other than cash, or

                   (D) the sale, transfer or other disposition of all or substantially all of the property, assets or business of the Corporation as a result of which sale, transfer or other disposition property other than cash shall be payable or distributable to the holders of the Common Stock, then, in each such case, each share of Class B Common Stock shall thereafter be convertible into the number and class of shares or other securities or property of the Corporation, or of the corporation resulting from such consolidation or merger or with or to which such statutory share exchange, sale, transfer or other disposition shall have been made, to which the Common Stock otherwise issuable upon conversion of such share of Class B Common Stock would have been entitled upon such reorganization, consolidation, merger, statutory share exchange, or sale, transfer or other disposition if outstanding at the time thereof; and in any such case appropriate adjustment, as determined by the Board of Directors, shall be made in the application of the provisions set forth in this Section 3.6 with respect to the conversion rights thereafter of the holders of the Class B Common Stock, to the end that such provisions shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or securities or other property thereafter issuable or deliverable upon the conversion of Class B Common Stock. Proper provision shall be made as a part of the terms of any such reorganization, consolidation, merger, statutory share exchange or sale, transfer or other disposition whereby the conversion rights of the holders of Class B Common Stock shall be protected and preserved in accordance with the provisions of this paragraph (iii). The provisions of this paragraph (iii) shall similarly apply to successive capital reorganizations, consolidations, merger, statutory share exchanges, sales, transfers or other dispositions of property as aforesaid.

              (iv) Upon conversion of any shares of Class B Common Stock, no payment or adjustment shall be made on account of dividends accrued, whether or not in arrears, on such shares or on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

              (v) Whenever the Conversion Ratio shall be adjusted as herein provided, the Corporation shall cause to be mailed by first class mail, postage prepaid, as soon as practicable to each holder of record of shares of Class B Common Stock a notice stating that the Conversion Ratio has been adjusted and setting forth the adjusted Conversion Ratio, together with an explanation of the calculation of the same.

              (vi) If the Corporation shall be party to any Transaction in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), the holder of each share of Class B Common Stock shall have the right after such Transaction to convert such share, pursuant to the optional conversion provisions hereof, into the number and kind of shares of stock or other securities and the amount and kind of property receivable upon such Transaction by a holder of the number of shares of Common Stock issuable upon conversion of such share of Class B Common Stock immediately prior to such Transaction. The Corporation shall not be party to any Transaction unless the terms of such Transaction are consistent with the provisions of this Section 3.6(vi), and it shall not consent to or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Class B Common Stock, thereby enabling the holders of the Class B Common Stock to receive the benefits of this Section 3.6(vi) and the other provisions of these Articles of Amendment. Without limiting the generality of the foregoing, provision shall be made for adjustments in the Conversion Ratio which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 3.6(i). The provisions of this Section 3.6(vi) shall similarly apply to successive Transactions.

              (vii) In the event that the Corporation shall propose to effect any Transaction which would result in an adjustment under Section 3.6(vi), the Corporation shall cause to be mailed to the holders of record of Class B Common Stock at least twenty (20) days prior to the applicable date hereinafter specified a notice stating the date on which such Transaction is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such Transaction. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such Transaction.

         3.7  OTHER.

              (i) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock the maximum number of shares of Common Stock issuable upon the conversion of all shares of Class B Common Stock then outstanding, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class B Common Stock, in addition to such other remedies as shall be available to the holder of such Class B Common Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

              (ii) The Corporation shall pay any taxes that may be payable in respect of the issuance of shares of Common Stock upon conversion of shares of Class B Common Stock, but the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer of shares of Class B Common Stock or any transfer involved in the issuance of shares of Common Stock in a name other than that in which the shares of Class B Common Stock so converted are registered, and the Corporation shall not be required to transfer any such shares of Class B Common Stock or to issue or deliver any such shares of Common Stock unless and until the person(s) requesting such transfer or issuance shall have paid to the Corporation the amount of any such taxes, or shall have established to the satisfaction of the Corporation that such taxes have been paid.

              (iii) The Corporation will not, by amendment of the Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in carrying out of all the provisions of these Articles of Amendment and in the taking of all such action as may be necessary or appropriate to protect the conversion rights of the holders of the Class B Common Stock against impairment.

              (iv) Holders of Class B Common Stock shall be entitled to receive copies of all communications by the Corporation to its holders of Common Stock, concurrently with the distribution to such shareholders.

              (v) The Corporation warrants that all Common Stock issued upon conversion of shares of Class B Common Stock will upon issue be fully paid and nonassessable by the Corporation and free from original issue taxes.

              (4) Voting Rights. The holders of record of Class B Common Stock shall not be entitled to vote on any matter on which the holders of record of Common Stock are entitled to vote, except that the holders of a majority of the Class B Common Stock, voting as a separate class, shall be required to vote on and approve: (a) any material adverse change in the rights, preferences or privileges of the Class B Common Stock, and (b) any creation of a new class of stock having rights, preferences or privileges senior to or in parity with the rights, preferences or privileges of the Class B Common Stock.

              (5) Reacquired Shares. Shares of Class B Common Stock converted, redeemed or otherwise purchased or acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock without designation as to series.

    SECOND: The amendment does not increase the authorized stock of the Corporation.

    THIRD: The foregoing amendment to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

    IN WITNESS WHEREOF, CenterPoint Properties Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on May 14, 1996.


WITNESS:                          CENTERPOINT PROPERTIES CORPORATION


/s/  Paul S. Fisher                    By:  /s/  John S. Gates, Jr.
------------------------------         -----------------------------------
     Paul S. Fisher, Secretary                   John S. Gates, Jr., President



    THE UNDERSIGNED, President of CenterPoint Properties Corporation, who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                       /s/  John S. Gates, Jr.
                                       -----------------------------------
                                            John S. Gates, Jr., President

                          CENTERPOINT PROPERTIES CORPORATION

                                ARTICLES OF AMENDMENT


    CENTERPOINT PROPERTIES CORPORATION, a Maryland corporation (the "Corporation"), having its principal office in Chicago, Illinois, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

    FIRST:  The Charter of the Corporation is hereby amended by adding a new
Article XI as follows:

                                      ARTICLE XI

                                        QUORUM

         At an annual meeting of the stockholders called for the sole purpose of electing directors and ratifying the selection of the Corporation's independent public accountants, the holders of one-third of the outstanding shares of the Corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum at such annual meeting of stockholders; provided, if less than one-third of the outstanding shares entitled to vote are represented at said meeting, a majority of the shares so represented may adjourn the meeting at any time without further notice. At any other annual meeting or any special meeting of stockholders, the holders of a majority of the outstanding shares of the Corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum at such meeting of stockholders; provided, if less than a majority of the outstanding shares entitled to vote are represented at said meeting, a majority of the shares so represented may adjourn the meeting at any time without further notice. If a quorum is present at any meeting of the stockholders, the affirmative vote of the majority of the shares entitled to vote represented at the meeting and entitled to vote on the matter shall be the act of the stockholders. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. Withdrawal of stockholders from any meeting shall not cause failure of a duly constituted quorum at that meeting.

    SECOND: The amendment does not increase the authorized stock of the Corporation.

    THIRD: The foregoing amendment to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

    IN WITNESS WHEREOF, CenterPoint Properties Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on May 14, 1996.


WITNESS:                          CENTERPOINT PROPERTIES CORPORATION


/s/  Paul S. Fisher                    By:  /s/  John S. Gates, Jr.
------------------------------         -----------------------------------
     Paul S. Fisher, Secretary                   John S. Gates, Jr., President


    THE UNDERSIGNED, President of CenterPoint Properties Corporation, who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                       /s/  John S. Gates, Jr.
                                       -----------------------------------
                                       John S. Gates, Jr., President


                                         -2-